Exhibit 10.1 Execution Version ____________________________________________________________ EQUITY PURCHASE AGREEMENT BY AND AMONG CURALEAF, INC., GREEN LEAF MEDICAL OF VIRGINIA, LLC, GREEN LEAF MEDICAL, LLC, AND THE CANNABIST COMPANY HOLDINGS INC. Dated as of December 1, 2025 ____________________________________________________________

i TABLE OF CONTENTS RECITALS ................................................................................................................................................... 1 AGREEMENT .............................................................................................................................................. 1 ARTICLE I CERTAIN DEFINITIONS ....................................................................................................... 1 Section 1.1 Certain Definitions ................................................................................................. 1 Section 1.2 Other Defined Terms ........................................................................................... 10 ARTICLE II PURCHASE AND SALE TRANSACTIONS ........................................................................ 1 Section 2.1 Purchase and Sale .................................................................................................. 1 Section 2.2 Purchase Price ........................................................................................................ 1 Section 2.3 Estimated Closing Statement ................................................................................. 1 Section 2.4 Post-Closing Adjustment ....................................................................................... 1 Section 2.5 Closing Transactions.............................................................................................. 3 Section 2.6 Delayed Payment ................................................................................................... 5 Section 2.7 Tax Withholding .................................................................................................... 5 ARTICLE III REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY ............. 6 Section 3.1 Organization; Authorization .................................................................................. 6 Section 3.2 Non-contravention ................................................................................................. 6 Section 3.3 Capitalization ......................................................................................................... 7 Section 3.4 Financial Statements and Related Matters ............................................................. 7 Section 3.5 Absence of Developments ..................................................................................... 9 Section 3.6 Real Property ......................................................................................................... 9 Section 3.7 Assets ................................................................................................................... 11 Section 3.8 Tax Matters .......................................................................................................... 12 Section 3.9 Material Contracts................................................................................................ 13 Section 3.10 Intellectual Property; Data Privacy and Security ................................................. 14 Section 3.11 Litigation .............................................................................................................. 16 Section 3.12 Brokerage ............................................................................................................. 16 Section 3.13 Employees ............................................................................................................ 16 Section 3.14 Employee Benefit Plans ....................................................................................... 18 Section 3.15 Insurance .............................................................................................................. 20 Section 3.16 Compliance with Laws; Permits .......................................................................... 21 Section 3.17 Environmental Matters ........................................................................................ 21 Section 3.18 Affiliated Transactions ........................................................................................ 22 Section 3.19 Indebtedness ........................................................................................................ 22 Section 3.20 Product Liability .................................................................................................. 22 Section 3.21 Bank Accounts; Identification Numbers .............................................................. 22 Section 3.22 Organization; Authorization ................................................................................ 23 Section 3.23 No Other Representations or Warranties ............................................................. 23 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER ............................................... 23 Section 4.1 Organization; Authorization ................................................................................ 23 Section 4.2 Non-contravention ............................................................................................... 23 Section 4.3 Sufficiency of Funds ............................................................................................ 23 Section 4.4 No Litigation ........................................................................................................ 24 Section 4.5 Brokerage ............................................................................................................. 24 Section 4.6 No Other Representations or Warranties ............................................................. 24

ii ARTICLE V PRE-CLOSING COVENANTS ............................................................................................ 24 Section 5.1 Signing Payments ................................................................................................ 24 Section 5.2 Conduct of Business Prior to the Closing. ........................................................... 25 Section 5.2 Access to Information; Confidentiality. ............................................................... 27 Section 5.3 Notice of Certain Events ...................................................................................... 28 Section 5.4 Governmental Approvals. .................................................................................... 28 Section 5.5 Go-Shop ............................................................................................................... 29 Section 5.6 Closing Conditions .............................................................................................. 30 Section 5.7 Employee Matters ................................................................................................ 30 ARTICLE VI ADDITIONAL AGREEMENTS ......................................................................................... 32 Section 6.1 Survival of Representations and Warranties ........................................................ 32 Section 6.2 General Indemnification ...................................................................................... 32 Section 6.3 Certain Tax Matters ............................................................................................. 34 Section 6.4 Indemnification Procedures ................................................................................. 37 Section 6.5 Expenses .............................................................................................................. 39 Section 6.6 Further Assurance and Post-Closing Actions ...................................................... 39 Section 6.7 Restrictive Covenants .......................................................................................... 39 Section 6.8 Release ................................................................................................................. 42 ARTICLE VII CONDITIONS TO CLOSING ........................................................................................... 43 Section 7.1 Conditions to Obligations of All Parties .............................................................. 43 Section 7.2 Conditions to Obligations of Buyer ..................................................................... 43 Section 7.3 Conditions to Obligations of the Company, Cannabist and the Member ............ 44 ARTICLE VIII TERMINATION ............................................................................................................... 44 Section 8.1 Termination .......................................................................................................... 44 Section 8.2 Effect of Termination. .......................................................................................... 46 ARTICLE IX MISCELLANEOUS ............................................................................................................ 47 Section 9.1 Amendment and Waiver ...................................................................................... 47 Section 9.2 Notices ................................................................................................................. 47 Section 9.3 Assignment .......................................................................................................... 48 Section 9.4 Severability .......................................................................................................... 48 Section 9.5 Interpretation ........................................................................................................ 48 Section 9.6 Entire Agreement ................................................................................................. 49 Section 9.7 Counterparts; Electronic Delivery ....................................................................... 49 Section 9.8 Governing law; Waiver of Jury Trial; Arbitration ............................................... 49 Section 9.9 Specific Performance ........................................................................................... 50 Section 9.10 No Third-Party Beneficiaries ............................................................................... 50 Section 9.11 Disclosure Schedules ........................................................................................... 50 Section 9.12 Excluded Claims .................................................................................................. 50

1 EQUITY PURCHASE AGREEMENT This Equity Purchase Agreement (this “Agreement”) is entered into as of December 1, 2025, by and among (i) Curaleaf, Inc., a Delaware corporation (“Buyer”), (ii) Green Leaf Medical of Virginia, LLC, a Virginia limited liability company (the “Company”), (iii) Green Leaf Medical, LLC, a Delaware limited liability company (the “Member”), and (iv) The Cannabist Company Holdings Inc., a British Columbia corporation (“Cannabist”). Buyer, the Company, the Member and Cannabist are collectively referred to herein as the “Parties”, and individually as a “Party”. RECITALS WHEREAS, the Company is engaged in the business of cultivating, producing, manufacturing, distributing and selling cannabis in the Commonwealth of Virginia; WHEREAS, the Member owns beneficially and of record all of the issued and outstanding equity interests of the Company as of the date hereof (the “Equity”); WHEREAS, Buyer desires to purchase from the Member, and the Member desires to sell to Buyer, all of the Equity; and WHEREAS, Cannabist will derive substantial economic and other direct and indirect benefits from the transactions contemplated hereby. AGREEMENT NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the Parties hereby agree as follows: ARTICLE I CERTAIN DEFINITIONS Section 1.1 Certain Definitions. Capitalized terms used but not otherwise defined herein have the meanings set forth below. “Acquisition Proposal” means any proposal or offer from any Person or “group” (as defined in Section 13(d) of the Exchange Act), other than Buyer or its Affiliates, relating to any (a) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of a material portion of the assets of the Company, (b) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of a material portion of the equity interests of the Company or (c) merger, consolidation, reorganization, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company, in each case, other than the transactions contemplated hereby. For the avoidance of doubt and notwithstanding anything to the contrary herein, an Acquisition Proposal shall not include any transaction involving the sale of any equity interests in, or assets of, any direct or indirect parent of the Company (including the Member), so long as such transaction does not involve the sale, transfer or other disposition of the Equity or any assets of the Company, does not materially impair the value of the Company or its assets taken as a whole and does not prevent or materially impair the consummation of, or change the terms of the transactions contemplated hereby. “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of the

2 power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise. “Affiliated Group” means a group of Persons that elects, is required to, or otherwise files a Tax Return or pays a Tax as an affiliated group, consolidated group, combined group, unitary group, or other group recognized by applicable Tax Law. “Business Day” means any day other than a Saturday or Sunday or a day on which banks in New York, New York are required or authorized by Law to close. “Buyer Group” means Buyer and its subsidiaries and Affiliates (including, following the Closing, the Company). “Buyer Indemnified Parties” means the Buyer Group, their respective Affiliates and the direct and indirect equityholders, managers, members, partners, officers, directors, employees, agents, representatives, successors, beneficiaries and assigns thereof. “Cboe” means Cboe Canada. “Certified Release Letter” means a letter from an authorized representative of Cannabist certifying that (a) the Go-Shop Period had ended without the entry into an Acquisition Proposal and that all requirements of Section 5.5(b) of this Agreement are being and have been met as of the end of the Go-Shop Period, (b) the consent of the Noteholders holding the requisite amount of the principal amount of Notes have consented to the transactions contemplated by this Agreement, and (c) evidence that the Lien Releases have been authorized by the relevant collateral trustee effective at the Closing, which letter attaches evidence of such Noteholder consent and Lien Release authorization. “Closing Cash” means cash of the Company (other than Restricted Cash) determined in accordance with GAAP as of 12:01 a.m. Eastern Time on the Closing Date. “Code” means the Internal Revenue Code of 1986, as amended. “Company Group” means the Company, the Member and Cannabist, or any of their respective Affiliates, or any one of them. “Company’s Knowledge” or “knowledge of the Company” means the knowledge, after reasonable investigation, of David Hart, Jesse Channon, and Derek Watson. “Contract” means any written or oral contract, lease, license, commitment, sales order, purchase order, agreement, indenture, mortgage, note, bond, instrument, plan or other comparable document. “Cultivation Facility” means the facility for the cultivation, processing of marijuana and marijuana products located at 2804 Decatur St., Units 30 and 31, Richmond, Virginia. “Environmental Laws” means, whenever in effect, all Laws and similar provisions having the force or effect of Law, all Permits and all contractual obligations concerning public health and safety, worker health and safety, or pollution or protection of the environment or natural resources, including with respect to emissions, discharges, releases or threatened releases of Hazardous Materials or otherwise relating to the manufacture, processing, marketing, labeling, registration, notification, packaging, import, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

3 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any Person that, together with the Company, is or was (at any relevant time) treated as a single employer under Section 414 of the Code. “Exchange Act” means the Securities Exchange Act of 1934. “Federal Cannabis Laws” means any U.S. federal Laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of cannabis, marijuana or related substances or products containing or relating to the same, including, without limitation, the prohibition on drug trafficking under 21 U.S.C. § 841(a), et seq., the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957, and 1960 and the regulations and rules promulgated under any of the foregoing. “Free Cash” means the cash held by the Company which may be distributed to the Member in compliance with applicable Law and all Company Contracts. “Final Closing Cash Payment” means an amount of cash equal to (a) $80,000,000, (b) plus Final Cash, (c) (i) plus, the amount, if any, that Final Working Capital is greater than Target Working Capital or (ii) minus the amount, if any, that Final Working Capital is less than Target Working Capital, in each case, determined in accordance with, and subject to, Section 2.4, (d) minus Final Indebtedness, (e) minus Final Transaction Expenses, and (f) minus Final Transaction Payments. “Fundamental Representations” means the representations and warranties set forth in Section 3.1 (Organization; Authorization), Section 3.3 (Capitalization), Section 3.8 (Tax Matters), Section 3.12 (Brokerage), Section 3.18 (Affiliated Transactions), and Section 3.22 (Organization; Authorization). “GAAP” means United States generally accepted accounting principles, consistently applied. “GDPR” means EU General Data Protection Regulation (GDPR): Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016, together with any guidance or implementing regulations promulgated by qualified data protection authorities or individual EU member states. “Governmental Entity” means any federal, state, county, city, town, municipal, local or foreign government authority, or any entity exercising executive, legislative, judicial, regulatory, Tax or administrative functions of or pertaining to government of the United States, or any other country, including any political subdivision, zoning authority or regulatory authority thereof, and any department, court arbitrator, agency or official of any of the foregoing. “Hazardous Materials” means any substance, waste, or material which is regulated by or may give rise to standards of conduct or liability pursuant to Environmental Laws, including petroleum and any byproduct or derivative thereof, asbestos, polychlorinated biphenyls, urea formaldehyde, per- and polyfluoroalkyl substances, and any substance that is defined or regulated as hazardous or toxic or is corrosive, flammable, explosive, infectious, radioactive, or carcinogenic. “Indebtedness” means, without duplication, the aggregate dollar amount of: (a) all indebtedness of the Company for borrowed money, including all fees and interest accrued thereon, whether or not recorded as debt on the books and records of the Company; (b) all liabilities of the Company evidenced by a note,

4 bond, debenture or other debt security, including all interest accrued thereon; (c) all lease obligations of the Company that under GAAP are required to be capitalized; (d) all liabilities under letters of credit, bankers’ acceptances or similar instruments; (e) all liabilities of the Company secured by a Lien on any assets of the Company (other than Permitted Liens); (f) the cost to service any deferred revenue, (g) any deferred purchase price liabilities related to past acquisitions, (h) liabilities owed to any Person with respect to any severance, bonus, incentive or deferred compensation arrangements, retiree welfare benefits, defined benefit plans, or pension plans, (i) the employer portion of any payroll or other employment Taxes that are attributable to any amounts described in clause (h) whether or not payable on the Closing Date, (j) all unpaid Taxes for any Pre-Closing Period (including the portion of any Straddle Period prior to the Closing Date as determined in accordance with Section 6.3), (k) all liabilities in connection with tenant improvements or other capital expenditure, (l) guarantees of the obligations described in clauses (a) through (k) above of any other Person, in each case, outstanding as of the Closing, (m) all liabilities arising from any breach of any of the foregoing, and (n) for clauses (a) through (m), all accrued interest, fees, premiums, penalties, indemnities, costs, expenses and/or other amounts due in respect of any of the foregoing; provided, that Indebtedness shall not include any Transaction Expenses. “Indemnified Taxes” means, without duplication, any liability for: (a) Taxes of the Member, (b) Taxes of the Company (other than Transfer Taxes) for any Pre-Closing Tax Period, or portion of any Straddle Period ending on the Closing Date, (c) Taxes of any Person imposed on the Company as a transferee or successor, by Contract or pursuant to any Law, which Taxes relate to an event or transaction occurring before the Closing, (d) Taxes of any member of an affiliated, consolidated, combined or unitary group of which any member of the Company Group (or any predecessor thereof) is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulations Section 1.1502-6 or any analogous or similar state, local or non-U.S. Law, and (e) the Member’s share of Transfer Taxes. Indemnified Taxes shall exclude Taxes to the extent included in (A) the Transaction Expenses paid or deposited as of the Closing Date under Section 2.5(c)(i)(C), or (B) the Transactions Payments paid or deposited as of the Closing Date under Section 2.5(c)(i)(D). “Indenture” means that Amended and Restated Trust Indenture, dated as of May 29, 2025, by and among Cannabist, The Cannabist Company Holdings (Canada) Inc., and Odyssey Trust Company, as supplemented by that First Supplemental Indenture, dated as of May 29, 2025. “Initial Closing Cash Payment” means an amount of cash equal to (a) $80,000,000, (b) plus Estimated Cash, (c) (i) plus, the amount, if any, that Estimated Working Capital is greater than Target Working Capital or (ii) minus the amount, if any, that Estimated Working Capital is less than Target Working Capital, in each case, determined in accordance with, and subject to, Section 2.3, (d) minus Estimated Indebtedness, (e) minus Estimated Transaction Expenses, and (f) minus Estimated Transaction Payments. “Insider” means an officer, director, manager, equityholder, employee or Affiliate of the Company Group (other than equityholders of Cannabist in their capacity as public company stockholders) or any natural person related by marriage or adoption to any such natural person or any entity in which any such Person owns any beneficial interest. “Intellectual Property” means all worldwide: (a) patents, industrial designs, and utility models, and applications for any of the foregoing, and patentable subject matter, whether or not the subject of any application, and all reissues, reexaminations, divisions, divisionals, renewals, extensions, provisionals, continuations and continuations-in-part thereof, and all patents, applications, documents and filings claiming priority to or serving as a basis for priority thereof; (b) trademarks, service marks, certification marks, trade names, trade dress, logos, slogans, tag lines, and other source or business identifiers or designators of origin (all whether registered or not), all applications and registrations for any of the

5 foregoing, all renewals and extensions thereof, and all common law rights in and goodwill associated with any of the foregoing (collectively, “Trademarks”); (c) uniform resource locators, Internet domain names and numbers, social media accounts, websites and any registrations and applications for any of the foregoing; (d) works of authorship, copyrights, mask work rights, database rights, and design rights, all whether registered or unregistered, applications and registrations for any of the foregoing, renewals and extensions thereof, all moral rights associated with any of the foregoing, and all economic rights of authors and inventors, however denominated, associated with any of the foregoing; (e) computer software and databases, including source code and object code, development tools, comments, user interfaces, menus, buttons and icons, and all files, data, scripts, application programming interfaces, manuals, design notes, programmers’ notes, architecture, algorithms and other items and documentation related thereto or associated therewith, and any derivative works, foreign language versions, fixes, upgrades, updates, enhancements, new versions, previous versions, new releases and previous releases thereof; and all media and other tangible property necessary for the delivery or transfer thereof (collectively, “Software”); (f) trade secrets and other proprietary and confidential information, including inventions (whether or not patentable), invention disclosures, ideas, developments, improvements, know-how, designs, drawings, algorithms, source code, methods, processes, techniques, formulae, research and development, compilations, compositions, manufacturing and production processes, devices, technical data, specifications, reports, analyses, data analytics, customer lists, supplier lists, pricing and cost information and business and marketing plans and proposals; and (g) any rights recognized under applicable Law that are equivalent or similar to any of the foregoing. “Intermediate Representations” means the representations and warranties set forth in Section 3.4(a)-(c) (Financial Statements), Section 3.7 (Assets), Section 3.16(b) and (c) (Compliance with Laws; Permits) and Section 3.19 (Indebtedness). “IT Assets” means Software, systems, servers, computers, hardware, firmware, middleware, networks, data communications lines, routers, hubs, switches and all other information technology equipment, and all associated documentation, in each case, used or held for use in the operation of the business of the Company. “Law” means any law, statute, regulation, ordinance, rule, common law, Order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Entity, including state, federal and foreign criminal and civil laws and/or related regulations and the Virginia Cannabis Laws, but excluding Federal Cannabis Laws. “Leased Real Property” means all leasehold, subleasehold, licensed estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in real property held by the Company. “Leasehold Improvements” means all buildings, structures, improvements and fixtures, building systems and equipment, and all components thereof, located on any Leased Real Property which are owned or leased by Company, regardless of whether title to such buildings, structures, improvements or fixtures are subject to reversion to the landlord or other third party upon the expiration or termination of the lease for such Leased Real Property. “Lien” means any mortgage, deed of trust, pledge, hypothecation, lien (statutory or otherwise), security interest, encumbrance, charge, easement, right-of-way, encroachment, covenant, condition, restriction, or any other title defect, option, right of first refusal, right of first offer or restriction on transfer, use, voting, receipt of income or distribution or any other attribute of ownership.

6 “Loss” means any loss, liability, damage, contingency, judgment, fine, penalty, deficiency, claim, demand (whether or not arising out of a Third Party Claim), including any loss of benefit and the reasonable fees, costs and expenses of attorneys, accountants, consultants, investigators, experts and other professionals and any other amounts paid in respect of the investigation, defense, assertion or settlement of any claim or the enforcement of any rights under this Agreement, including the fees, costs and expenses incurred in respect of any audit, examination or controversy; provided, however, that Loss shall exclude (a) punitive or exemplary damages, and (b) consequential, special and indirect damages, except, in each case, to the extent that any such damages or losses are required to be paid to a third party pursuant to a Third Party Claim. “Malicious Code” means any (a) back door, time bomb, drop dead device, or other Software routine designed to disable a computer program automatically with the passage of time or under the positive control of a Person other than the user of the program; (b) virus, Trojan horse, worm, or other Software routines or hardware components designed to permit unauthorized access, to disable, erase, or otherwise harm Software, hardware, or data; or (c) similar program. “Material Adverse Effect” means any state of facts, change, development, event, effect, circumstance, condition or occurrence that, individually or in the aggregate, has or would reasonably be expected to have, a material adverse effect on the business, properties, assets (whether tangible or intangible), liabilities (including contingent liabilities), condition (financial or otherwise), results of operations of the Company or that would reasonably be expected to, directly or indirectly, prevent or materially impair or delay the ability of the Company or the Member to perform its obligations under this Agreement or any of the other Transaction Agreements, provided, however, that “Material Adverse Effect” shall not include any state of facts, change, development, event, effect, circumstance, condition or occurrence directly or indirectly arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Company operates; (iii) any changes in financial, banking, or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (v) acts of war (whether or not declared), armed hostilities, or terrorism, or the escalation or worsening thereof; (vi) any changes in applicable Laws or accounting rules (including GAAP) or the enforcement, implementation or interpretation thereof; (vii) any natural or man-made disaster, acts of God, or pandemic; (viii) the announcement, pendency, or completion of the transactions contemplated by this Agreement, (ix) any change resulting from compliance with the terms of, or any actions taken (or not taken) by any Party pursuant to or in accordance with, this Agreement, including any actions taken by any member of the Company Group pursuant to Section 5.5; except in the case of clause (ii) through (vii) of the foregoing, to the extent such event, occurrence, fact, condition or change has had or would be reasonably expected to have a disproportionate impact on the Company compared to other participants engaged in the industry in which the Company operates. “Operations Commencement Date” means the earlier of (i) the date on which the first adult-use sale has occurred at each of the six (6) retail VA Locations, and (ii) the date that is twelve (12) months from the date on which the first adult-use sale has occurred at any of the retail VA Locations. “Order” means any judgment, decision, decree, order, settlement, injunction, writ, stipulation, determination, charge, ruling or award (whether judicial, administrative, arbitral or regulatory) of any Governmental Entity or arbitrator. “Ordinary Course of Business” means the ordinary course of business, consistent with past practice during the twelve-month period prior to the Closing Date. “Ordinary Course of Business” shall not include any actions taken in anticipation and negotiation of this Agreement or the Closing.

7 “Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company. “Permits” means all licenses, permits, certificates, exemptions, consents, waivers, concessions, variances, authorizations, approvals, registrations and similar privileges or rights to operate or conduct any business granted by any Governmental Entity, including the Marijuana Permits. “Permitted Liens” means (a) Liens for current Taxes, assessments or other governmental charges not yet due and payable or being contested in good faith by appropriate proceedings, and (b) mechanics’, carriers’, workers’, repairers’ and other similar Liens arising or incurred in the ordinary course of business for obligations that are not overdue or are being contested in good faith by appropriate proceedings. “Person” means any natural person, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, entity, arbitrator or Governmental Entity. “Personal Information” means information that, alone or in combination with other information, is capable of identifying an individual or household or can be used to contact an individual, or serve advertisements to an individual, including name; Social Security number; government-issued identification numbers; health or medical information, including health insurance information; financial account information; passport numbers; user names/email addresses in combination with a password or security code that would allow access to an online account; unique biometric identifiers (e.g., fingerprints, retinal scans, face scans, or DNA profile); employee ID numbers; date of birth; digital signature; and Internet Protocol (IP) addresses; or any other data that constitutes personal information, personally identifiable information (PII), personal data or any similar term under applicable Law. “Pre-Closing Tax Period” means any taxable period of the Company that ends on or before the Closing Date. “Privacy and Security Requirements” means, to the extent applicable to the Company, (a) any Laws regulating the Processing of Protected Data, including Section 5 of the Federal Trade Commission Act, GDPR, all Laws and other legal requirements governing privacy, data security, data or security breach notification, all state Laws related to unfair or deceptive trade practices, the California Consumer Privacy Act and any implementing regulations therein, the Fair Credit Reporting Act, the Controlling the Assault of Non-Solicited Pornography And Marketing Act of 2003, all Laws related to online privacy policies, the Telephone Consumer Protection Act, all Laws related to faxes, telemarketing, and text messaging, Executive Order 1147 of February 28, 2024, on “Preventing Access to Americans’ Bulk Sensitive Personal Data and United States Government-Related Data by Countries of Concern;” (b) the Payment Card Industry Data Security Standard issued by the PCI Security Standards Council, as it may be amended from time to time (“PCI DSS”); (c) all Contracts between the Company and any Person that is applicable to the PCI DSS and/or the Processing of Protected Data; and (d) all policies and procedures applicable to the Company relating to the PCI DSS and/or the Processing Protected Data, including, without limitation, all website and mobile application privacy policies and internal information security procedures. “Proceeding” means any complaint, demand, action, claim, counterclaim, suit, charge, grievance, mediation, inquiry, arbitration, audit, hearing, investigation, litigation or other proceeding of any nature (whether civil, criminal, administrative, judicial or investigative, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity, government official, mediator or arbitrator.

8 “Process” means the creation, collection, use (including for the purposes of sending telephone calls, text messages and emails), storage, maintenance, processing, recording, distribution, transfer, transmission, receipt, import, export, protection, safeguarding, access, disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium), and all equivalent meanings under applicable Privacy and Security Requirements. “Protected Data” means (a) Personal Information and (b) any other data the Company is required by Law, Contract or privacy policy to safeguard and/or keep confidential or private, including all such data transmitted to the Company by customers of the Company or Persons that interact with the Company. “Real Estate Leases” shall mean the leases set forth on Schedule 3.9(a)(vii). “Restricted Cash” means (i) the amount of any security deposits (or similar items) on hand with third parties (including any security deposits under any Real Estate Leases), vendor deposits, cash securing letters of credit cash deposits, cash collateralizing any obligation or liability, cash in reserve or escrow accounts, custodial cash and cash subject to a lockbox, dominion, control or similar agreement or otherwise subject to any legal or contractual restriction on the ability to freely transfer or use such cash for any lawful purpose, and (ii) cash of the Company that is (a) legally required by applicable Law or a binding Order of a Governmental Entity to be held in a segregated account and not available for use in the Ordinary Course of Business or for repatriation (including by dividend or distribution) to the Company or its Affiliates, or (b) contractually required to remain in a segregated account under a written agreement with a third party expressly prohibiting the withdrawal, use, or repatriation of such cash for any purpose other than satisfaction of the specific obligation that is the subject of such segregation; provided, that Restricted Cash shall not include any security deposits under any Real Estate Leases. “SEC” means the U.S. Securities and Exchange Commission. “Security Breach” means any (a) security breach or breach of Personal Information under applicable Privacy and Security Requirements; (b) unauthorized access, acquisition, use, disclosure, modification, deletion, or destruction of information (including Protected Data); or (c) unauthorized interference with system operations of IT Assets, including any phishing incident or ransomware attack. “Seller Indemnified Parties” means Cannabist, the Member, their respective Affiliates and the direct and indirect equityholders, managers, members, partners, officers, directors, employees, agents, representatives, successors, beneficiaries and assigns thereof. “Software” has the meaning set forth in the definition of “Intellectual Property”. “Straddle Period” means any taxable period of the Company that includes (but does not end on) the Closing Date. “Target Working Capital” means an amount equal to $7,500,000. “Tax” (and, with correlative meaning, “Taxes,” “Taxable” and “Taxing”) means any net or gross income, net or gross receipts, net or gross proceeds, capital gains, capital stock, sales, use, user, leasing, lease, transfer, natural resources, premium, ad valorem, value added, franchise, profits, gaming, license, capital, withholding, payroll or other employment, estimated, goods and services, severance, excise, stamp, fuel, interest equalization, registration, recording, occupation, premium, turnover, personal property (tangible and intangible), real property, unclaimed or abandoned property, alternative or add-on, windfall or excess profits, environmental, social security, disability, unemployment or other tax or customs duties,

9 together with any interest, penalties, or additions with respect thereto, and any interest in respect of such penalties or additions. “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and any amendments, submitted to (or required under applicable Laws to be submitted to) a Governmental Entity. “Tax Sharing Agreement” means any agreement including any provision pursuant to which the Company is obligated to indemnify any Person for, or otherwise pay, any Tax of another Person, or share any Tax benefit with another Person. “Trademarks” has the meaning set forth in the definition of “Intellectual Property”. “Transaction Agreements” means this Agreement, the Disclosure Schedules, the Promissory Note, the Transition Services Agreement, the officers’ certificates, the secretary’s certificate and such other documents, certificates and agreements contemplated by any of the foregoing. “Transaction Expenses” means the fees, costs and expenses (including the fees, costs and expenses of legal counsel, investment bankers, brokers and other advisors) incurred or otherwise payable by or on behalf of any member of the Company Group in connection with or related to the sales process, the preparation, negotiation, documentation and execution of this Agreement and the other agreements contemplated hereby, the performance of each such Party’s obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby, in each case whenever due and payable. “Transaction Payments” means the aggregate amount of any change in control, success, transaction, retention, severance or other similar bonuses or amounts payable by, or liabilities of, the Company arising from or that otherwise may be triggered by the transactions contemplated by this Agreement (including the employer portion of any employment or payroll Taxes related thereto). “Treasury Regulations” means the United States Treasury Regulations promulgated under the Code, and any reference to any particular Treasury Regulation Section shall be interpreted to include any final or temporary revision of or successor to that Section regardless of how numbered or classified. “TSX” means the Toronto Stock Exchange. “VA Locations” means the Company’s five retail locations (each with a dispensary permit) and one retail location under development in the Commonwealth of Virginia identified on Schedule 2.6 to this Agreement. “Virginia Cannabis Laws” means the marijuana establishment Laws of any jurisdictions within the Commonwealth of Virginia to which the Virginia Company is, or may at any time become, subject, and the rules and regulations adopted by the Cannabis Control Authority or any other state or local Governmental Entity with authority to regulate any marijuana operation (or proposed marijuana operation). “Working Capital” means an amount equal to current assets of the Company less current liabilities of the Company, in each case measured as of 12:01 a.m. Eastern Time on the Closing Date and in accordance with the methodologies and guidelines set forth on Exhibit A; provided, however, Working Capital shall not include (i) Cash; (ii) Tax assets or liabilities; (iii) any current assets or current liabilities that relate to or arise from any intercompany or other related party transactions or any transactions with any Affiliate of the Member, including intercompany receivables and payables or (iv) any amounts included in

10 the calculation of Indebtedness, Transaction Expenses or Transaction Payments. Working Capital shall be determined in accordance with the GAAP and the methodologies and guidelines set forth on Exhibit A, and may be a negative amount. Section 1.2 Other Defined Terms. The following terms are defined in the sections indicated. Agreement ........................................................................................................................... preamble Assessments ............................................................................................................................ 3.16(c) Asset Purchase Price Allocation ............................................................................................... 6.3(f) Basket Amount ......................................................................................................................... 6.2(b) Business Relation ................................................................................................................. 6.7(a)(ii) Buyer ................................................................................................................................... preamble Cannabist ............................................................................................................................ preamble Cap ........................................................................................................................................... 6.2(b) Claim Notice ............................................................................................................................. 6.4(d) Closing ...................................................................................................................................... 2.5(a) Closing Date ............................................................................................................................. 2.5(a) Closing Item .............................................................................................................................. 2.4(a) Closing Statement ..................................................................................................................... 2.4(a) COBRA ................................................................................................................................... 3.14(b) Company ............................................................................................................................... Recitals Company Employee Benefit Plan ........................................................................................... 3.14(a) Company Governing Documents ........................................................................................ 2.5(b)(iv) Competitive Activities .............................................................................................................. 6.7(b) Confidential Information ..................................................................................................... 6.7(a)(ii) CSA ............................................................................................................................................. 9.12 Disclosure Schedules ......................................................................................................... Article III Employment and Services Agreement .................................................................................... 3.14(f) Environmental Claims ............................................................................................................ 3.17(b) Equity .................................................................................................................................... Recitals Escrow Agent ............................................................................................................................ 5.1(b) Escrow Amount ........................................................................................................................ 5.1(b) Estimated Cash ............................................................................................................................. 2.3 Estimated Closing Statement ........................................................................................................ 2.3 Estimated Indebtedness ................................................................................................................. 2.3 Estimated Transaction Expenses ................................................................................................... 2.3 Estimated Transaction Payments .................................................................................................. 2.3 Estimated Working Capital ........................................................................................................... 2.3 Excess Amount ......................................................................................................................... 2.4(c) Excluded Federal Claims ............................................................................................................ 9.12 Final Cash ................................................................................................................................. 2.4(a) Final Indebtedness .................................................................................................................... 2.4(a) Final Transaction Expenses ...................................................................................................... 2.4(a) Final Transaction Payments ...................................................................................................... 2.4(a) Final Working Capital............................................................................................................... 2.4(a) Financial Statements ................................................................................................................. 3.4(a) Funds Flow ................................................................................................................................... 2.5 IRS .......................................................................................................................................... 3.14(a) Latest Balance Sheet ................................................................................................................. 3.4(a) Latest Balance Sheet Date ........................................................................................................ 3.4(a) Lien Releases ...................................................................................................................... 2.5(b)(iii)

11 Marijuana Permits ................................................................................................................... 3.16(b) Material Contract ...................................................................................................................... 3.9(b) Member ............................................................................................................................... preamble Member Prepared Returns ................................................................................................... 6.3(a)(ii) Notes .................................................................................................................................... 2.5(b)(ii) Objection Notice ....................................................................................................................... 6.4(d) Outside Date ........................................................................................................................ 8.1(b)(ii) Party .................................................................................................................................... preamble Promissory Note .............................................................................................................. 2.5(c)(i)(B) Purchase Price ............................................................................................................................... 2.2 Restricted Period ....................................................................................................................... 6.7(b) Service Contracts ...................................................................................................................... 3.6(j) Shortfall Amount ...................................................................................................................... 2.4(d) Survival Period ............................................................................................................................. 6.1 Tax Contest ............................................................................................................................... 6.3(d) Third Party Claim ..................................................................................................................... 6.4(a) Transfer Taxes .......................................................................................................................... 6.3(f) Utility Systems .......................................................................................................................... 3.6(h) Virginia Transaction Approval ................................................................................................. 7.2(f) WARN Act ............................................................................................................................. 3.13(e)

1 1537088.14 ARTICLE II PURCHASE AND SALE TRANSACTIONS Section 2.1 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing, the Member shall sell, transfer, convey, assign and deliver to Buyer, and Buyer shall purchase from the Member, all of the Equity, free and clear of all Liens, which Equity shall comprise all of the issued and outstanding equity interests of the Company such that immediately after the consummation of such purchase and sale the Company shall be a wholly-owned subsidiary of Buyer. Section 2.2 Purchase Price. The aggregate consideration (to be delivered in the manner described in Section 2.5(c) and subject to adjustment pursuant to Section 2.4) for the Equity to be purchased by Buyer hereunder shall be an aggregate amount equal to (a) the Final Closing Cash Payment, plus (b) the Promissory Note, plus (c) the Delayed Payment (collectively, the “Purchase Price”). Section 2.3 Estimated Closing Statement. At least three (3) Business Days prior to the scheduled Closing Date, Cannabist shall prepare and deliver to Buyer (i) an estimated balance sheet as of the Closing Date (prepared in accordance with GAAP and the methodologies and guidelines set forth on Exhibit A) and (ii) a statement (“Estimated Closing Statement”) setting forth its reasonable estimate of: (a) Closing Cash (“Estimated Cash”), (b) Working Capital (“Estimated Working Capital”), provided that if Estimated Working Capital is determined to be in excess of $1,000,000 greater than the Target Working Capital, Estimated Working Capital shall be deemed to be an amount equal to the Target Working Capital plus $1,000,000, (c) the aggregate amount of Indebtedness of the Company as of immediately prior to the Closing (“Estimated Indebtedness”), (d) the aggregate amount of Transaction Expenses (“Estimated Transaction Expenses”), (e) the aggregate amount of Transaction Payments (“Estimated Transaction Payments”), and (f) the resulting calculation of the Initial Closing Cash Payment. Cannabist and its representatives shall review and consult with Buyer regarding the balance sheet and Estimated Closing Statement, and Cannabist shall consider all comments reasonably made by Buyer and its representatives with respect to the balance sheet and Estimated Closing Statement. Section 2.4 Post-Closing Adjustment. (a) Within 60 calendar days after the Closing Date, Buyer will deliver to Cannabist a revised balance sheet as of the Closing Date (prepared in accordance with GAAP and the methodologies and guidelines set forth on Exhibit A) and a statement (the “Closing Statement”) setting forth Buyer’s calculation of the following items (each, a “Closing Item”): (i) Closing Cash (as finally determined pursuant to this Section 2.4, “Final Cash”), (ii) Working Capital (as finally determined pursuant to this Section 2.4, “Final Working Capital”), provided that if Final Working Capital is determined to be in excess of $1,000,000 greater than the Target Working Capital, Final Working Capital shall be deemed to be an amount equal to the Target Working Capital plus $1,000,000; (iii) the aggregate amount of Indebtedness of the Company as of immediately prior to the Closing (as finally determined pursuant to this Section 2.4, “Final Indebtedness”); (iv) the aggregate amount of Transaction Expenses (as finally determined pursuant to this Section 2.4, “Final Transaction Expenses”), (v) the aggregate amount of Transaction Payments (as finally determined pursuant to this Section 2.4, “Final Transaction Payments”), and (vi) the resulting calculation of the Final Closing Cash Payment. (b) Cannabist shall have 30 calendar days to deliver a written notice (an “Objection Notice”) to the Buyer setting forth Cannabist’s computation of any or all of the Closing Items, as the case may be, and such information, arguments and support used in preparing such computation, after which time any undisputed Closing Items shall be final, conclusive and binding on the Parties.

2 1537088.14 If Cannabist timely disputes any Closing Item, Buyer and Cannabist shall, for a period of 20 calendar days after the delivery of the Objection Notice, use commercially reasonable and good faith efforts to attempt to resolve their differences in respect thereof; provided, that at any time after such 20 day period, either Buyer or Cannabist may elect to have Marcum LLP, or such other qualified nationally recognized accounting firm chosen by Buyer and reasonably acceptable to Cannabist that has not performed services for any of Buyer or the Company Group (the “Valuation Firm”) resolve any Closing Items that remain in dispute. If Marcum LLP is unable or unwilling to serve as the Valuation Firm hereunder, Buyer and Cannabist shall jointly select another nationally recognized independent accounting firm. If Buyer and Cannabist are unable to agree upon such firm within ten (10) days, either party may request that the American Arbitration Association (AAA) select the Valuation Firm, and the appointment will be binding on the Parties. Cannabist and the Buyer shall each make a submission to the Valuation Firm within thirty (30) days after the Valuation Firm’s engagement, which submission shall contain a computation of the Closing Items and information, arguments, and support for such computation. The Valuation Firm shall have thirty (30) days to review the Parties’ submissions. The determination of the Valuation Firm shall be final, conclusive and binding on the Parties, absent manifest error, and shall be enforceable as an arbitration award in any court of competent jurisdiction under the Federal Arbitration Act or its state law equivalents. All fees and expenses relating to the work, if any, to be performed by the Valuation Firm will be borne by Buyer and the Member, respectively, in the proportion that the aggregate dollar amount of the disputed Closing Items submitted to the Valuation Firm by Buyer or Cannabist that are unsuccessfully disputed by it (as finally determined by the Valuation Firm) bears to the aggregate dollar amount of disputed Closing Items submitted by Buyer and Cannabist. Except as provided in the preceding sentence, all other costs and expenses incurred by Buyer and Cannabist in connection with resolving any dispute hereunder before the Valuation Firm will be borne by the Party incurring such cost and expense. The Valuation Firm shall determine only those Closing Items submitted to the Valuation Firm and its determination will be based upon and consistent with the terms and conditions of this Agreement. The determination by the Valuation Firm will be based solely on presentations with respect to such disputed Closing Items by Buyer and Cannabist to the Valuation Firm and not on the Valuation Firm’s independent review. Buyer and Cannabist shall use their commercially reasonable efforts to make their respective presentations as promptly as practicable following submission to the Valuation Firm of the disputed Closing Items (but in no event later than 15 days after engagement of the Valuation Firm), and each of Buyer and Cannabist will be entitled, as part of its presentation, to respond to the presentation of the other and any questions and requests of the Valuation Firm. Each Party agrees to use commercially reasonable efforts to facilitate a prompt resolution by the Valuation Firm and shall not unreasonably withhold or delay to provide information reasonably requested by the Valuation Firm. In deciding any matter, the Valuation Firm (i) will be bound by the provisions of this Section 2.4 and (ii) absent manifest error, may not assign a value to any disputed Closing Item greater than the greatest value for such Closing Item claimed by either Buyer or Cannabist or less than the smallest value for such Closing Item claimed by Buyer or Cannabist. Notwithstanding anything to the contrary contained herein, at any time Buyer and Cannabist may agree to settle any Closing Item dispute, including any dispute submitted to the Valuation Firm, which agreement shall be in writing and final, conclusive and binding upon all of the Parties with respect to the subject matter of any such dispute so resolved; provided, that Buyer and Cannabist shall provide a copy of such agreement to the Valuation Firm and shall instruct the Valuation Firm not to resolve such dispute, it being agreed that if the Valuation Firm nonetheless resolves such dispute for any reason, the agreement of Buyer and Cannabist shall control. (c) If the Final Closing Cash Payment exceeds the Initial Closing Cash Payment (such excess amount, if any, the “Excess Amount”), then Buyer shall promptly pay, or cause to be paid, an amount in cash equal to the Excess Amount to the Member.

3 1537088.14 (d) If the Final Closing Cash Payment is less than the Initial Closing Cash Payment (such shortfall amount, if any, the “Shortfall Amount”), then, without limiting Section 6.2(d), (a) first, the Shortfall Amount shall be set‑off against the Promissory Note (applied first to accrued and unpaid interest and then to outstanding principal), and the principal amount of the Promissory Note shall decrease according to its terms by an amount equal to the Shortfall Amount, then (b) second, solely to the extent the Shortfall Amount exceeds the then‑outstanding balance of the Promissory Note after giving effect to such set‑off, the Member shall promptly pay, or cause to be paid, an amount in cash equal to the remaining Shortfall Amount to Buyer. Section 2.5 Closing Transactions. (a) Closing. Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall be consummated via electronic transmission of executed signature pages to the applicable Transaction Agreement on the date that is no later than three (3) Business Days after the last of the conditions to Closing set forth in Article VII have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), or at such other time or on such other date as the Company and Buyer may mutually agree upon in writing. The day on which the Closing takes place shall be referred to as the “Closing Date”. (b) Company Closing Deliveries. At or prior to the Closing, the Company, Member or Cannabist, as applicable, shall deliver to Buyer, each in form and substance satisfactory to Buyer: (i) membership interest powers with respect to the Equity, in each case, duly executed by the Member; (ii) evidence that all required consents, waivers and deliverables necessary, as reasonably determined by Buyer, under Cannabist’s (A) 9.25% senior notes due December 31, 2028 and (B) 9.0% senior secured convertible senior notes due December 31, 2028 (collectively, the “Notes”), including, without limitation, evidence that the requirements under Section 7.15(a)(ii) of the Indenture have been satisfied, have been delivered or received, as applicable; (iii) duly-executed customary Lien and guarantor release documentation from any holders of security interests on the Equity or any assets of the Company held on behalf of the holders of Notes (the “Noteholders”) evidencing release and termination of all Liens on the Equity or any assets of the Company and release of any guarantees by the Company and/or the Member in respect thereof (“Lien Releases”); (iv) a certificate, dated as of the Closing Date and signed by a duly authorized officer of the Company, certifying (A) copies of the articles of organization (certified from the Secretary of State of the Commonwealth of Virginia) and the limited liability company operating agreement of the Company (collectively, the “Company Governing Documents”) and (B) a copy of the written resolutions duly adopted by the Member of the Company necessary to approve this Agreement, the transactions contemplated hereby and the performance of the Company in respect thereof; (v) a certificate of good standing (or the equivalent thereof) for the Company issued by the Secretary of State of the Commonwealth of Virginia;

4 1537088.14 (vi) resignations of all officers of the Company and evidence of the termination of all Contracts with Insiders set forth on Schedule 3.18; (vii) evidence that the consents, notices and authorizations set forth on Schedule 3.2 have been obtained; (viii) a certificate, dated as of the Closing Date and signed by a duly authorized officer of the Company, that each of the conditions set forth in Section 7.2(a), Section 7.2(b), and Section 7.2(c) have been satisfied; (ix) properly completed and executed IRS Form W-9 (i) identifying the Company as an entity that is disregarded as separate from its owner within the meaning of Treasury Regulations Section 301.7701-2(c)(2)(i), and (ii) certifying that the owner of the Company, Cannabist, is a “United States person” within the meaning of Code Section 7701(a)(30)(C) (pursuant to Code Section 7874(b)) and Code Section 1445(f)(3) and is exempt from U.S. backup withholding; (x) evidence that the Virginia Transaction Approval has been obtained; (xi) evidence of the termination of the Contracts set forth on Schedule 2.5(b)(xi); (xii) the Promissory Note, duly executed by the Member, Cannabist or other Affiliate of the Member; (xiii) duly executed payoff and release letters from the applicable payees of Transaction Expenses as set forth on the Estimated Closing Statement; (xiv) a transition services agreement in the form attached hereto as Exhibit C, duly executed by Cannabist (the “Transition Services Agreement”); (xv) estoppel certificates and consents from each of the landlords under the leases located at each of (A) 11190 W. Broad Street, Glen Allen, Virginia; (B) 3100 W Carey Street, Richmond, Virginia; (C) 4346 South Laburnum Avenue, Richmond, Virginia; (D) 2804 Decatur Street, Units 30 & 31, Richmond, Virginia; and (E) 401 Southpark Boulevard, Colonial Heights, VA 23834; and (xvi) such other documents or instruments as Buyer reasonably requests at least two (2) Business Days prior to the Closing Date and that are reasonably necessary to consummate the transactions contemplated by this Agreement. (c) Buyer Closing Deliveries. (i) At or prior to the Closing as set forth below, Buyer (or an Affiliate of Buyer) shall pay or issue (or cause to be paid or issued), as applicable: (A) to the Member, the Initial Closing Cash Payment; (B) to the Member or to Cannabist, as directed by the Member, or to such other Affiliate of the Member as the Member may direct prior to the Closing (it being understood that payment under the Promissory Note,

5 1537088.14 irrespective of the holder thereof, shall constitute payment of Purchase Price hereunder), a promissory note in the form attached hereto as Exhibit B (the “Promissory Note”), which Promissory Note shall (1) be in the principal amount of $10,000,000, (2) bear interest at a rate of six percent (6.0%) per annum, (3) mature on the one-year anniversary of the Closing Date, (4) be assignable, in whole or in part, by Cannabist to any third-party Noteholder or third-party lender of Cannabist and its Affiliates (or any escrow agent, trustee or other similar Person holding such Promissory Note (or portions thereof) for the benefit of any such Noteholder or lender) at or after Closing; (C) to the applicable payees as set forth on the Estimated Closing Statement, the Estimated Transaction Expenses; (D) to the applicable payees as set forth on the Estimated Closing Statement, the Estimated Transaction Payments; and (E) instructions to the Escrow Agent to release the Escrow Amount to Cannabist. (ii) At or prior to the Closing, Buyer (or an Affiliate of Buyer) shall deliver to the Company: (A) a certificate, dated as of the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied; and (B) such other documents or instruments as Cannabist reasonably requests at least two (2) Business Days prior to the Closing Date and that are reasonably necessary to consummate the transactions contemplated by this Agreement. The payments and issuances to be made by Buyer pursuant to Section 2.5(c)(i) shall be made to the accounts (including wire instructions) and in the amounts designated in writing by the applicable payees (including payees in connection with the Purchase Price, Transaction Expenses, Transaction Payments and Indebtedness) no later than two (2) Business Days prior the Closing, as memorialized in the funds flow to be mutually agreed to by Buyer and Cannabist prior to the Closing (the “Funds Flow”), which Funds Flow shall include wire instructions and all other reasonable information requested by Buyer. Notwithstanding the foregoing, all payments of the Transaction Payments shall be paid by depositing the amount in the applicable payroll account of the Company or its Affiliates and such amounts shall be remitted by the Company or its Affiliates, as applicable, net of applicable withholding Taxes to the applicable payee. Section 2.6 Delayed Payment. In addition to the payments due at Closing, Buyer shall pay to Cannabist an amount in cash equal to $20,000,000 (the “Delayed Payment”) within thirty (30) days following the Operations Commencement Date. The Delayed Payment shall be made by wire transfer of immediately available funds to the account(s) designated in writing by the Member prior to the date upon which such payment is due. Notwithstanding the foregoing, if the conditions to payment of the Delayed Payment are not met within seven (7) years of the Closing Date, the obligation to make the Delayed Payment hereunder shall terminate and be of no further force and effect. Section 2.7 Tax Withholding. Notwithstanding anything herein to the contrary, Buyer and the Company, as applicable, shall be entitled to deduct and withhold from any amounts otherwise payable

6 1537088.14 pursuant to this Agreement to any Person such amounts that Buyer or the Company (or any Affiliate thereof), as applicable, shall determine in good faith it is required to deduct and withhold from such Person under the Code and the rules and regulations promulgated thereunder, or any other provision of applicable Tax Law; provided, however, that if Buyer or the Company (or any Affiliate thereof), as applicable, becomes aware of any such requirement to deduct or withhold, Buyer shall use its reasonable efforts to notify the Member of any amounts the Company intends to deduct or withhold under this Section 2.7 prior to so deducting or withholding and shall cooperate in good faith with the Member to minimize or eliminate such deduction or withholding to the maximum extent permitted by applicable Law, provided that failure to make such notification shall not affect the right of Buyer and the Company to make such deduction or withholding. To the extent that amounts are so withheld by Buyer or the Company, such withheld amounts, to the extent paid over to the applicable Governmental Entity in such manner as may be required by applicable Law, shall be treated for all purposes of this Agreement as having been paid to such Person in respect of which such deduction and withholding was made by Buyer or the Company, as applicable. ARTICLE III REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY As an inducement to Buyer to enter into this Agreement and consummate the transactions contemplated hereby, the Company, Cannabist and the Member hereby represent and warrant to Buyer that the following representations and warranties are true and correct as of the date hereof (except as to any representations and warranties that specifically relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date) except as set forth in the disclosure schedules delivered by the Company, Cannabist and the Member to the Buyer as of the date of this Agreement (the “Disclosure Schedules”): Section 3.1 Organization; Authorization. The Company is a limited liability company duly formed, validly existing and in good standing under the Laws of Virginia. The Company has full power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. Neither the character of the Company’s properties or the nature of the Company’s businesses requires the Company to qualify to do business as a foreign entity in any jurisdiction. The Company is not in default under and has not violated any provision of the Company Governing Documents. The Company has the full power and authority to execute and deliver each agreement contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. The Member has duly approved this Agreement and all other agreements contemplated hereby to which the Company is a party and has duly authorized the execution and delivery of this Agreement and all other agreements contemplated hereby to which the Company is a party and the consummation of the transactions contemplated hereby and thereby. No other proceedings on the part of the Company are necessary to approve and authorize the execution and delivery of the agreements contemplated hereby to which it is a party and the consummation of the transactions contemplated hereby and thereby. All agreements contemplated hereby to which the Company is a party have been duly executed and delivered by the Company and constitute the valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization or other Laws affecting creditors’ rights generally and by general equitable principles. Section 3.2 Non-contravention. (a) Except as set forth on Schedule 3.2 of the Disclosure Schedules, the execution, delivery and performance by the Company, the Member and Cannabist of this Agreement and the other Transaction Agreements to which any of them will be a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws

7 1537088.14 or other organizational documents of the Company, the Member or Cannabist; (b) conflict with or result in a violation or breach of any provision of any Law or Order applicable to the Member or the Company; (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which the Company, the Member or Cannabist is a party or by which any of them are bound or to which any of their respective properties and assets are subject (including any Material Contract) or any Permit affecting the properties, assets or business of the Company; or (d) result in the creation or imposition of any lien other than Permitted Lien on any properties or assets of the Company. Other than the Virginia Transaction Approval, no other consent, approval, Permit, Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to the Member or the Company in connection with the execution and delivery of this Agreement and the other Transaction Agreements to which the Member is or will be a party, and the consummation of the transactions contemplated hereby and thereby. Section 3.3 Capitalization. (a) Except as set forth on Schedule 3.3(a) of the Disclosure Schedules, the Company is, and has been since its formation, a limited lability company with a single member. Schedule 3.3(a) of the Disclosure Schedules sets forth the issued and outstanding equity interests of the Company, the names of the record and beneficial owners thereof and the number of equity interests held by such owners. All Equity was validly issued in compliance with applicable Law and any requirements set forth in the Company Governing Documents and has been duly authorized and approved. All Equity is fully paid and non-assessable. No Equity is subject to any preemptive rights, rights of first refusal or restrictions on transfer. The Member owns of record and beneficially 100% of the Equity free and clear of all Liens (other than any restrictions under applicable securities Laws) and the Equity constitutes all of the issued and outstanding equity interests of the Company. Upon consummation of the transactions contemplated herein in accordance with the terms hereof, the Buyer will hold good and marketable title to all of the Equity of the Company, free and clear of any Liens whatsoever, other than Liens resulting from acts, events, or circumstances solely within the control of the Buyer and restrictions under applicable securities Laws. There are no outstanding or authorized options, warrants, Contracts, calls, puts, rights to subscribe, conversion rights or other similar rights to which the Company is a party, or which are binding upon the Company providing for the issuance, disposition or acquisition of any equity interests of the Company (other than this Agreement). There are no outstanding or authorized equity appreciation, phantom interests, profits interests or similar rights with respect to the Company. Other than the Company Governing Documents, there are no shareholder or equityholder agreements, voting trusts, proxies or other Contracts or understandings with respect to the voting of the Equity. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of the Equity. No former direct or indirect holder of any equity interests of the Company has any claim or rights against the Company that remains unresolved or to which the Company has or may have any liability, and, to the Company’s Knowledge, no such claim is threatened. The Company has no obligation to make any investment (in the form of a loan, capital contribution or otherwise) in any Person. (b) The Company has no, and has never had, any subsidiaries and does not own (and has not owned or held) any equity interests of any other Person or any other interest in any other Person or any rights to acquire any such equity interests or other interest. Section 3.4 Financial Statements and Related Matters.

8 1537088.14 (a) Attached as Schedule 3.4(a) to the Disclosure Schedules are the following financial statements (collectively, the “Financial Statements”): (i) the unaudited balance sheet of the Company as of September 30, 2025 (the “Latest Balance Sheet” and the date thereof, the “Latest Balance Sheet Date”), and the related statement of profit and loss for the nine-month period then ended, and (ii) the unaudited balance sheet of the Company of the Company as of December 31, 2024 and December 31, 2023 and the related statement of profit and loss for each of the 12-month periods then ended. Each Financial Statement: (A) is true, accurate and complete in all material respects, does not omit to state any fact necessary to make the statements contained therein in light of the circumstances in which they were made, not misleading, and was prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, (B) is consistent with the books and records of the Company (which, in turn, are accurate and complete in all material respects), (C) presents fairly in all material respects the financial condition of the Company as of the respective dates thereof and the operating results of the Company for the periods covered thereby and (D) does not reflect any transactions which are not bona fide transactions. (b) Except as set forth on Schedule 3.4(b), the Company has no liabilities or obligations of any nature whatsoever (whether accrued, absolute, known, unknown, matured, unmatured, fixed, contingent, liquidated, unliquidated or otherwise), and there is no existing condition, fact or set of circumstances that has resulted in or would reasonably be expected to result in any such liabilities or obligations except for: (i) performance obligations under Contracts described on Schedule 3.9(a) (or under Contracts entered into in the Ordinary Course of Business which, because of the dollar thresholds set forth in Section 3.9(a), are not required to be described on Schedule 3.9(a), none of which involves non-performance or a breach), (ii) liabilities reflected (and adequately reserved for) on the face of the Latest Balance Sheet and (iii) liabilities of the type set forth on the face of the Latest Balance Sheet which have arisen after the date of the Latest Balance Sheet in the Ordinary Course of Business (none of which is a liability for breach of Contract or involves a tort, infringement, claim, lawsuit, warranty or environmental, health or safety matter), none of which individually or in the aggregate is material to the business, results of operations or financial condition of the Company. (c) The Company has established and adhered to a system of internal accounting controls which are designed to provide assurance regarding the reliability of financial reporting. There has never been (i) any material deficiency or weakness in the system of internal accounting controls used by the Company except as set forth on Schedule 3.4(c), (ii) any fraud by any of the Company’s, managers, directors, officers, employees or independent contractors, (iii) any wrongdoing that involves any manager, director, officer, employee or independent contractor of the Company who has or had a role in the preparation of financial statements or the internal accounting controls used by the Company or (iv) any claim or allegation regarding any of the foregoing. (d) The inventories and raw materials of the Company, including those reflected in the Financial Statements, are of a quantity and quality usable and saleable in the Ordinary Course of Business within a reasonable period of time and without discount outside of the Ordinary Course of Business, are merchantable and fit and sufficient for their particular purpose and are reasonable in kind and amount in light of the normal needs of the Company. None of the inventory of the Company is subject to any consignment, bailment, warehousing or similar Contract. (e) All accounts receivable related to wholesale sale of goods recorded in the Financial Statements (i) are collectable, consistent with historical collections patterns and subject to allowances for doubtful accounts, (ii) to the Company’s Knowledge, are enforceable against the

9 1537088.14 payor thereof and (iii) have not been offset against obligations of any other party, in each case, in all material respects. Section 3.5 Absence of Developments. (a) Since the Latest Balance Sheet Date, there has been no Material Adverse Effect. (b) Except as set forth on Schedule 3.5(b) of the Disclosure Schedules, since the Latest Balance Sheet Date, the Company has not taken any action described in Section 5.1 that, if such action had been taken after the date hereof and prior to the Closing without the prior written consent of Buyer, would have violated Section 5.1. Section 3.6 Real Property. (a) The Company does not own, and has never owned, any real property. The Company is not a party to any option or other Contract to purchase any real property or interest therein. (b) The Company does not lease, sublease or license, any real property, either as lessor or lessee, except for the Leased Real Property pursuant to the Real Estate Leases listed on Schedule 3.6 of the Disclosure Schedules. The Company has delivered to Buyer true, correct and complete copies of the Real Estate Leases. Except as set forth on Schedule 3.6 of the Disclosure Schedules, the transactions contemplated by this Agreement do not require the consent of any Person under the Real Estate Leases. To the Company’s Knowledge, the Real Estate Leases are free of any undisclosed subleases, licenses, adverse claims, or leasehold mortgages or financial encumbrances, and are not subject to termination, modification, or acceleration as a result of the transactions contemplated by this Agreement. (i) The Company has not assigned, subleased, licensed, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the interest or estate created thereby, or otherwise granted any right to use or occupy the Leased Real Property, or any portion thereof, nor has an agreement been entered into to do so; (ii) the Real Estate Leases are legal, valid, in full force and effect, binding and enforceable against the Company and the other party thereof in accordance with its terms and is the entire agreement to which the Company is a party with respect to such Leased Real Property; (iii) the possession and quiet enjoyment of the Leased Real Property under the Real Estate Leases has not been disturbed and there are no disputes with respect to such Real Estate Leases; (iv) no party to the Real Estate Leases is in breach or default under the Real Estate Leases and no event has occurred or circumstance or fact exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default, or permit the termination, modification or acceleration of rent under the Real Estate Leases; (v) no security deposit or portion thereof deposited with respect to the Real Estate Leases has been applied in respect of a breach or default under the Real Estate Leases which has not been redeposited in full; (vi) the Company does not owe, nor will owe in the future, any brokerage commissions or finder’s fees with respect to the Real Estate Leases; (vii) the Company has not collaterally assigned or granted any other Lien in the Real Estate Leases or any interest therein; (viii) all public utilities currently serving the Leased Real Property and public and quasi-public improvements upon or adjacent to the Leased Real Property, as applicable (including, all applicable electric lines, water lines, gas lines and telephone lines): (A) are adequate to service the requirements of the Leased Real Property and the Company, and all payments for the same have been made, and (B) are installed and operating, and all installation and connection charges have been paid for in full; (ix) the Leased Real Property is in compliance with all applicable zoning ordinances; and (x) the Company (A) has not transferred, and prior to the Closing will not transfer, any development rights applicable to the Leased Real Property and (B) has not made, and prior to the Closing will not

10 1537088.14 make, any filings with any Governmental Entity for any construction on the Leased Real Property that has not been completed. (c) Schedule 3.6(c) of the Disclosure Schedules sets forth a description of all material Leasehold Improvements for each Leased Real Property. The Company has good and marketable title to the Leasehold Improvements, free and clear of all Liens, and there are no outstanding options, rights of first offer or rights of first refusal to purchase any such Leasehold Improvements or any portion thereof or interest therein. No Leasehold Improvements are subject to reversion to the landlord or any third party. (d) The Leased Real Property and the Leasehold Improvements comprise all of the real property used or intended to be used in, and that is necessary in the operation of, the business of the Company. (e) To the Company’s Knowledge, there are no structural deficiencies or latent defects affecting any of the Leasehold Improvements and there are no facts or conditions affecting any of the Leasehold Improvements which would, individually or in the aggregate, interfere in any material respect with the use or occupancy of the Leasehold Improvements or any portion thereof in the operation of the business of the Company. The Leasehold Improvements are in good condition and repair and the systems located therein are in good working order and adequate to operate such facilities as currently used and do not require material repair or replacement in order to serve their intended purposes, except for scheduled maintenance, repairs and replacements conducted or required in the Ordinary Course of Business with respect to the operation of the Leased Real Property. None of the Leasehold Improvements has been found or suspected to contain the presence of mold, fungus, mildew, or mold spores in levels that would reasonably be expected to materially impair occupancy or require remediation under applicable Environmental Laws. (f) The Company has not received written notice of any condemnation, expropriation or other Proceeding in eminent domain pending or threatened, affecting any Leased Real Property or any portion thereof or interest therein. (g) All buildings, fixtures, tangible personal property and leasehold improvements used in the business of the Company are located on the Leased Real Property and, to the Company’s Knowledge, none of the Leasehold Improvements encroach on (i) any adjoining property owned by others or public rights of way, or (ii) any part of the Leased Real Property which is subject to or encumbered by a right-of-way, easement (but specifically excluding utilities that are blanket in nature) or similar Contract. (h) The Leased Real Property is supplied with all water, gas, electrical, telecommunications systems, sanitary sewer, storm sewer and other utility systems (the “Utility Systems”) required for the current use thereof and all Utility Systems have been installed and are operational and sufficient for the operation of the business in the Ordinary Course of Business. The Company has not experienced any material interruption in the delivery of adequate quantities of any such utilities or services utilized or required in the operation of the business at the Leased Real Property. (i) Each parcel of Leased Real Property abuts on at least one side a public street or road in a manner so as to permit reasonable, customary, adequate and legal commercial and non- commercial vehicular and pedestrian ingress, egress and access to such parcel, or has adequate easements across intervening property to permit reasonable, customary, adequate and legal commercial and non-commercial vehicular and pedestrian ingress, egress and access to such parcel

11 1537088.14 from a public street or road. There are no restrictions on entrance to or exit from the Leased Real Property to adjacent public streets and no conditions which will result in the termination of the present access from the Leased Real Property to existing highways or roads. (j) Except as disclosed on Schedule 3.6(j) of the Disclosure Schedules, there are no service, maintenance, supply, leasing, brokerage, listing, or other Contracts to which the Company is a party (along with all amendments and modifications thereof, the “Service Contracts”) affecting the Leased Real Property. Each of the Service Contracts can be terminated without penalty by the Company on or before the Closing Date. The Company has performed all of its obligations under each of the Service Contracts and no fact or circumstance has occurred which, by itself or with the passage of time or the giving of notice or both, would constitute a default by any party under any of the Service Contracts. The Company has delivered to Buyer true, correct, and complete copies of all Service Contracts. (k) There has not been in the past 12 months, and there is not now, any casualty affecting the Leased Real Property, and there is not now any disrepair or damage that remains unrepaired, due to any prior casualty, if any, affecting the Leased Real Property. (l) The Leased Real Property and Leasehold Improvements are in material compliance with all applicable Laws, including, to the extent applicable, the Americans with Disabilities Act of 1990, all regulations promulgated thereunder and all federal, state and local accessibility requirements. Section 3.7 Assets. (a) The Company owns good, marketable and valid title to, or holds a valid leasehold interest in, all of the properties and assets, tangible or intangible, used by the Company, located on the premises of the Company, or, if applicable, shown on the Latest Balance Sheet or acquired thereafter, free and clear of all Liens and not subject to any guarantees, including in connection with the Notes. The Company owns or has a valid leasehold interest in all properties and assets necessary for the conduct of its business as presently conducted, other than any services, personnel and Intellectual Property to be provided to Buyer and/or the Company pursuant to the Transition Services Agreement. Except as disclosed on Schedule 3.7 of the Disclosure Schedules, neither the Member nor Cannabist owns, whether directly or indirectly (other than indirectly through Cannabist’s and the Member’s equity ownership), any assets used by the Company. To the Company’s Knowledge, the Company’s buildings, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property of the Company are structurally sound, are in good operating condition and repair in all material respects, and are adequate for the uses to which they are being put, and none of such buildings, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs. (b) All cannabis inventory of the Company consists of a quality and quantity usable and saleable in the Ordinary Course of Business, except for obsolete, damaged, defective or slow- moving items that have been written off or written down to fair market value or for which reserves consistent with past practices of the Company have been established. All inventory and cannabis products owned by the Company are appropriately accounted for in a seed-to-sale inventory tracking system to the extent required by applicable Law, including the Virginia Cannabis Laws. None of the cannabis inventory has ever tested positive for mold, mildew, or harmful pesticides, herbicides or any other prohibited analytes, and to the Knowledge of the Company, no circumstance exists which would reasonably be expected to result in such a positive test.

12 1537088.14 (c) Subject to applicable Law, the Cash (other than Restricted Cash) is freely distributable under the terms of the Company Governing Documents. The Company is not subject to any Contract that would prevent the Company from distributing its Cash immediately following the Closing Date. Section 3.8 Tax Matters. (a) Except as set forth on Schedule 3.8(a) of the Disclosure Schedules, the Company has filed all Tax Returns required to have been filed by it prior to the Closing Date pursuant to applicable Laws, and each of the Company Group has filed all Tax Returns related to the profits, income, gain or assets derived from the Company prior to the Closing Date required to be filed by such member of the Company Group pursuant to applicable Laws, and all such Tax Returns are accurate, complete and correct in all material respects. (b) The Company and the Company Group (with respect to the profits, interest, gain or assets derived from the Company) has paid all Taxes due and payable by it prior to the Closing Date (whether or not shown or required to be shown on any Tax Return). (c) Except as set forth on Schedule 3.8(c) of the Disclosure Schedules, none of the Company or any other member of the Company Group has recorded any deductions which could be deemed a violation of Section 280E of the Code. (d) The Company has withheld or collected (i) all amounts from payments to its employees, agents, contractors, nonresidents, shareholders, lenders, and other Persons and (ii) all sales, use, ad valorem, and value added Taxes, in each case to the extent required by applicable Law. The Company has remitted all such withheld or collected Taxes to the proper Governmental Entity in accordance with all applicable Laws and all Forms W-2 and 1099 required with respect thereto have been completed and filed. (e) The Company has not received any claim in writing by a Governmental Entity in a jurisdiction where the Company does not file Tax Returns or pay Taxes that the Company is or may be subject to taxation by or required to file Tax Returns in that jurisdiction, which claim has not been resolved. No audits or other legal Proceedings are in progress, pending, or have been threatened in writing with regard to any Taxes or Tax Returns of or with respect to, the Company. The Company has not commenced a voluntary disclosure Proceeding in any state or local or non- U.S. jurisdiction that has not been fully resolved or settled. The Company has not executed or filed with any Governmental Entity any agreement or other document extending or having the effect of extending the statute of limitations for assessment, collection, or other imposition of any Tax (other than extensions as of right, for six (6) months or less from the original due date, to file a Tax Return), which agreement or other document remains in effect. (f) There are no Liens for Taxes (other than statutory Liens for Taxes not yet due and payable that have been properly accrued on the books of the Company) upon any of the assets of the Company. (g) The Company is, and at all times since its formation has been, properly classified as a partnership or a disregarded entity for U.S. federal and all applicable state income Tax purposes. The Company has not made an election to be treated as an S-corporation for U.S. federal, state, local or foreign Tax purposes.

13 1537088.14 (h) The Company has not engaged in any reportable transaction (or a substantially similar transaction) as defined in Code Section 6707A(c)(1) and Treasury Regulation Section 1.6011-4(b) (irrespective of the effective dates). (i) The Company is not party to or bound by any Tax Sharing Agreements. (j) The Company has maintained the books and records required to be maintained pursuant to Code Section 6001, and the rules and regulations thereunder, and any similar provision under state, foreign or local Law. (k) The Company is not, and has not been, a member of any Affiliated Group, other than the Affiliated Group of which it is presently a member. The Company has no liability for the Taxes of any Person under any provision of federal, state, local, or non-U.S. Law, as a transferee or successor, as a result of joint or several liability, by Contract (other than Contracts entered into in the Ordinary Course of Business the principal purpose of which is not Tax) or otherwise. (l) The Company has correctly classified those individuals performing services as common Law employees, leased employees, independent contractors, consultants or agents of the Company. (m) Neither the Member nor the Company has made a request for a private letter ruling, a request for administrative relief, a request for technical advice, a request for a change of any method of accounting, or other request pending with any Governmental Entity that relates to the Taxes or Tax Returns of the Company. No power of attorney granted by the Company with respect to any Taxes is currently in force. (n) No asset of the Company is tax-exempt use property under Code Section 168(h). No portion of the cost of any asset of the Company has been financed directly or indirectly from the proceeds of any tax-exempt state or local government obligation described in Code Section 103(a). None of the assets of the Company is property that is required to be treated as being owned by any other person pursuant to the safe harbor lease provision of former Code Section 168(f)(8). (o) No debt of the Company is an “applicable high yield debt obligation” within the meaning of Code Section 163(e)(5). No interest accrued or paid by the Company (whether as stated interest, imputed interest, or original issue discount) on any debt obligation of the Company is not deductible for income Tax purposes. Section 3.9 Material Contracts. (a) Except as set forth on Schedule 3.9(a) of the Disclosure Schedule, the Company is not party to, or bound by, any: (i) collective bargaining agreement or other Contract with any labor organization; (ii) employment, staffing, independent contractor, retirement, equity based, profit sharing, bonus (including transaction or retention bonus), consulting, incentive, separation, change in control, deferred compensation or severance Contract; (iii) Contract relating to Indebtedness or to mortgaging, pledging or otherwise placing a Lien on any of the Company’s assets or to the guaranty of any obligation for borrowed money or otherwise; (iv) letter of credit arrangements; (v) Contract with respect to the lending or investing of funds; (vi) Contract relating to the development, ownership, use, registration, enforcement of or exercise of any rights under any Intellectual Property; (vii) Contract or lease under which the Company is a lessee of or holds or operates any property, real or personal, owned by any other Person; (viii) Contract under which the Company is a lessor of or permits any third party to hold or operate any property, real or personal, owned or

14 1537088.14 controlled by the Company; (ix) distribution, marketing, or broker agreement or material supplier or maintenance agreement; (x) Contract not terminable by the Company upon 30 days’ or less notice without penalty; (xi) Contract prohibiting or in any way limiting or restricting the Company from freely engaging in business anywhere in the world or otherwise prohibiting competition or restricting the use or enforcement of any Intellectual Property, including any settlement, co- existence, consent-to-use or standstill agreement; (xii) Contract which contains any minimum volume requirement, right of first refusal or most favored nations provision; (xiii) Contract which contains any provision with respect to exclusivity in favor of any third Person; (xiv) Contract prohibiting, limiting or otherwise restricting in any way the Company from soliciting customers or suppliers, or soliciting or hiring employees, of any other Person; (xv) Contract involving the settlement of any Proceeding or threatened Proceeding; (xvi) Contract (including letters of intent) relating to any business acquisition or disposition of any Person or line of business (whether by merger, consolidation or other business combination, sale of securities, sale of assets or other similar transaction) entered into during the past three years; (xvii) Contract containing an obligation concerning or consisting of a joint venture, alliance or similar arrangement; (xviii) Contract under which the Company is, or may become, obligated to pay an amount in respect of indemnification obligations, deferred purchase price, purchase price adjustment or otherwise in connection with any acquisition or disposition of assets or securities, merger, consolidation or other business combination; (xix) Contract relating to a sale/leaseback arrangement; (xx) “single source” or “sole source,” requirements, output or other supply Contract containing exclusivity provisions; (xxi) Contract of any other member of the Company Group under which the Company receives any benefit, (xxii) Contract with any Governmental Authority or any Contract that is a subcontract or sublicense with respect to any Contract or sublicense among one or more third parties and a Governmental Authority; (xxiii) Contract with an Insider; and (xxiv) any other Contract material to the business of the Company or its assets not otherwise disclosed in sections (i) through (xxiii), above, it being understood that any Contract with a value in excess of $50,000 shall be considered material. (b) (i) No Material Contract has been breached (and there are no anticipated breaches) in any respect or cancelled by any party thereto, and, to the Company’s Knowledge, there has been no event which, upon giving of notice or lapse of time or both, would constitute such a breach or default, (ii) the Company and, to the Company’s Knowledge, each counterparty has performed all obligations under each Material Contract required to be performed and no facts exist which would render such performance unlikely, (iii) no Material Contract contains any termination right upon a change in control, (iv) each Material Contract is legal, valid, binding and enforceable against the Company and, to the Company’s Knowledge, against each other party thereto, and is in full force and effect, and will continue to be in full force and effect and legally and validly binding and enforceable against, each other party thereto following the consummation of the transactions contemplated hereby (subject to bankruptcy, moratorium and similar Laws and subject to the application of specific performance and other equitable principles), (v) no counterparty to a Material Contract has notified the Company in writing or, to the Knowledge of the Company, orally, of such counterparty’s termination of or intent to terminate a Material Contract, and (vi) no party to a Material Contract has made a claim of force majeure. For purposes of this Agreement, “Material Contract” means each Contract listed or required to be listed on Schedule 3.9(a). The Company has heretofore delivered to Buyer a true and correct copy of all Material Contracts (and a true and correct written description of all oral Material Contracts), together with all amendments, exhibits, attachments and waivers thereto. Section 3.10 Intellectual Property; Data Privacy and Security.

15 1537088.14 (a) The Company is the sole and exclusive owner of all Owned Intellectual Property, free and clear of all Liens. All Owned Intellectual Property is valid and enforceable. Schedule 3.10(a) of the Disclosure Schedules contains an accurate and complete list of all Owned Intellectual Property (including Trademarks, and Software). All registered Intellectual Property has been maintained effective by the filing of all necessary filings, maintenance and renewals and timely payment of requisite fees. No loss or expiration of any Owned Intellectual Property is threatened, pending or reasonably foreseeable, except for patents expiring at the end of their statutory terms (and not as a result of any act or omission by the Company, including failure by the Company to pay any required maintenance fees). All Owned Intellectual Property is freely transferrable without consent of any Person (subject to required filings with respect to registered Intellectual Property). (b) The Company has taken all necessary and desirable action to maintain and protect all of the Owned Intellectual Property. The Company has taken commercially reasonable measures to protect the confidentiality of all trade secrets and any other confidential information of the Company (and any confidential information owned by any Person to whom the Company has a confidentiality obligation). No such trade secrets or other confidential information have been disclosed by the Company to any Person other than pursuant to a written Contract restricting the disclosure and use of such trade secrets or any other confidential information by such Person. No current or former founder, employee, contractor or consultant of the Company has any right, title or interest, directly or indirectly, in whole or in part, in any Owned Intellectual Property. The Company has obtained from all Persons (including all current and former founders, employees and contractors) who have created any Intellectual Property for the Company, valid and enforceable written assignments of any such Intellectual Property to the Company, and the Company has delivered true and complete copies of such assignments to Buyer. No Person is in violation of any such written confidentiality or assignment Contracts. (c) The IT Assets are operational, fulfill the purposes for which they were acquired or developed, have security, back-ups and disaster recovery arrangements in place and hardware and Software capacity, support, maintenance and trained personnel which are sufficient in all material respects for the current and anticipated future needs of the business of the Company. The Company has disaster recovery and security plans, procedures and facilities and have taken reasonable steps consistent with or exceeding industry standards to safeguard the availability, security and integrity of the IT Assets and all data and information stored thereon, including from unauthorized access and infection by Malicious Code. The Company has maintained in the Ordinary Course of Business all required licenses and service contracts, including the purchase of a sufficient number of license seats for all Software, with respect to the IT Assets. The Company is running the most current production release of all material local software and SaaS services, and all such software has, in all material respects, been updated to include all critical security patches and updates recommended by the applicable vendors. The IT Assets have not suffered any security breach or material failure. (d) The Company and the former and current products, services and conduct of the business of the Company, including the manufacture, importation, use, offer for sale, sale, licensing, distribution or other commercial exploitation thereof have not infringed, misappropriated or otherwise violated, and do not infringe, misappropriate or otherwise violate, any Intellectual Property rights or rights of publicity of any Person. The Company is not the subject of any pending Proceeding that either alleges a claim of infringement, misappropriation or other violation of any Intellectual Property rights of any Person or challenges the ownership, use, patentability, registration, validity or enforceability of any Owned Intellectual Property, and no such claims have been asserted or threatened against the Company at any time. No Person has notified the Company that any of such Person’s Intellectual Property rights are infringed, misappropriated or otherwise violated by the Company or that the Company requires a license to any of such Person’s Intellectual

16 1537088.14 Property rights. There is no actual unauthorized use, interference, disclosure, infringement, misappropriation or other violation by any Person of any of the Owned Intellectual Property, and no written or oral claims alleging such infringement, misappropriation or other violation have been made against any Person by the Company. (e) The Company is and always has been in material compliance with all applicable Privacy and Security Requirements. Any data collected, used or held for use by the Company was collected, Processed, stored and provided in compliance in all material respects with all Privacy and Security Requirements, including any requirements to provide notice, obtain consent and/or implement technical measures to ensure that data does not constitute Personal Information; and there are no restrictions on the Company’s exploitation of such data except under the Privacy and Security Requirements; and no such data has been deleted, destroyed or transferred in such a way so as to be inaccessible by the Company following the Closing, except as required under the Privacy and Security Requirements. The Company has not, and no third-party Processing Protected Data on behalf of the Company has, experienced any Security Breaches, and neither the Company nor the Member is aware of any notices or complaints from any Person regarding such a Security Breach. The Company has not received any notices or complaints from any Person (including any Governmental Entity) regarding the unauthorized Processing of Protected Data or non-compliance with applicable Privacy and Security Requirements, and, to the Company’s Knowledge, there are no facts or circumstances which could reasonably serve as the basis for any such complaints. The Company does not engage in the sale, as defined by applicable Privacy and Security Requirements, of Personal Information. (f) The Company has valid and legal rights to Process all Protected Data that is Processed by or on behalf of the Company in connection with the use and/or operation of its products, services and business, and the execution, delivery, or performance of this Agreement will not affect these rights or violate any applicable Privacy and Security Requirements. The Company has implemented, and has required all third parties that receive Personal Information or Protected Data from or on behalf of the Company to implement, reasonable physical, technical and administrative safeguards consistent with industry standards that are designed to protect Protected Data from unauthorized access by any Person, and to ensure compliance in all material respects with all applicable Privacy and Security Requirements. Section 3.11 Litigation. There are no, and there have not been any, Proceedings pending or, to the Company’s Knowledge, threatened against or affecting, the Member or the Company, any of their respective assets or properties, or any director, manager, officer, employee, independent contractor or agent of the Company or any staffing agency used by the Company, at law or in equity, or before or by any Governmental Entity or arbitrator. The Company is not subject to or bound by any outstanding Orders. None of the Company Group has received notice, written or oral, concerning a Proceeding challenging the transactions contemplated by this Agreement. There is no Proceeding by the Company pending, or which the Company has commenced preparations to initiate, against any other Person. Section 3.12 Brokerage. Neither the Company, the Member nor anyone on their behalf has engaged any broker, finder or similar agent in connection with the transactions contemplated by this Agreement. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company Group. Section 3.13 Employees.

17 1537088.14 (a) No officer, executive, key employee or independent contractor and no group of employees and/or independent contractors of the Company has any plans to terminate his, her or their status as an employee or independent contractor of the Company, including upon or in connection with the consummation of the transactions contemplated hereby. No employee or temporary employee is employed under a Contract which cannot be terminated by Buyer with less than two weeks’ notice. The Company is not party to or bound by any collective bargaining agreement or other Contract with any labor organization and the Company is not obligated to nor has undertaken to recognize any labor organization as the representative of its employees. Within the past three years, the Company has not (i) experienced any strikes, work stoppages or slowdowns, labor grievances, claims of unfair labor practices or other material labor disputes or labor shortages or (ii) engaged in any unfair labor practices. There are no ongoing or threatened union organizing or decertification activities with respect to employees of the Company and no such activities have occurred. (b) The Company has provided Buyer with a true, complete and accurate list, as of a date within one (1) week of the date hereof, of each employee of the Company, the date(s) of hire, age, position and title (if any), work location, current rate of compensation and rate of compensation during the 2024 calendar year (in each case, including bonuses, commissions and incentive compensation, if any), whether such person is exempt or non-exempt for overtime pay purposes, the number of such person’s accrued but unpaid paid time off, whether such person is absent from active employment and, if so, the date such person became inactive (if known), the reason for such inactive status and, if applicable, the anticipated date of return to active employment. The employment of all employees is “at will” and may be terminated by the Company at any time, for any reason or no reason, in accordance with applicable Law. (c) The Company has provided Buyer with a true, complete and accurate list, as of a date within one week of the date hereof, of each individual independent contractor providing services to the Company, the date(s) of engagement, position and title (if any), name of an applicable contact person and contact details, location where services are provided by such independent contractor, and hourly, monthly and annual remuneration of each independent contractor. (d) The Company: (i) within the past three years, is and has been in compliance in all material respects with all applicable Laws respecting employment, including provisions thereof relating to employment practices, classification of employment, terms and conditions of employment, wages and hours, pay equity, equal employment, immigration, human rights and accommodation obligations, occupational health and safety, workers compensation and employee privacy, in each case, with respect to current and former employees and independent contractors; (ii) except as disclosed on Schedule 3.13(d)(ii) of the Disclosure Schedules, is not liable for, and has not incurred any material unresolved liability with respect to, any arrears of wages, any accrued, earned or owed but unpaid salaries, commissions, bonuses, severance, paid time-off, accrued and unused vacation, other earned but unpaid compensation or other compensation for services performed by any current or former employees or independent contractors, nor any Taxes or any penalty for failure to comply with any of the foregoing; and (iii) is not liable for, and has not incurred any material liability with respect to, any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity, with respect to unemployment compensation benefits, social security, insurance or similar benefits or obligations for current and former employees and independent contractors. Each natural person who performs services for or on behalf of the Company has been properly classified by the Company as either an employee, independent contractor, or consultant in accordance with applicable Law. There is no written or verbal commitment of agreement to increase wages or modify the terms and conditions of

18 1537088.14 employment or engagement of any employee, temporary employee or independent contractor of the Company. The Company has delivered to Buyer true and complete copies of all Permits issued under applicable employment Laws. Such Permits are listed in Section 3.13(d) of the Disclosure Schedules, and the Company is and has been operating in compliance with such Permits. (e) Within the past three years, the Company has not implemented any plant closing or layoff of employees that could implicate the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar or related Law (the “WARN Act”). Schedule 3.13(e) sets forth a true and complete list of all employees who have been laid off by the Company, by date and location, in the 90 day period preceding the date hereof. (f) The Company has provided Buyer with all inspection reports under applicable occupational health and safety Laws relating to the Company. There are no outstanding inspection Orders or any pending or threatened Proceedings made under applicable occupational health and safety Laws relating to the Company, and there have been no fatal or critical accidents within the last three years that would be reasonably likely to lead to Proceedings against the Company or the Member under applicable occupational health and safety Laws. The Company has complied in all respects with any Orders issued under applicable occupational health and safety Laws, and there are no outstanding appeals of any Orders applicable to occupational health and safety Laws relating to the Company. (g) All employees of the Company employed at any time in the past three years, including seasonal and temporary employees, have presented proper documentation (including Form I-9) for employment in the United States with the Company. The Company has not been the subject of any audit of its immigration, employment verification or Form I-9 practices by any Governmental Entity nor has the Company had any penalties assessed against it by any Governmental Entity due to its hire of unauthorized workers or failure to comply with applicable document collection and retention requirements. (h) Within the past three years, there is no complaint or other labor-related or employment-related charge or complaint pending or threatened against the Company with the Equal Employment Opportunity Commission or any equivalent state agency, the National Labor Relations Board, the United States Department of Labor or similar Governmental Entity. There has not been any claim, controversy or investigation relating to, or any act or allegation of or relating to, race or sex-based discrimination, race-based or sexual harassment or sexual misconduct, or breach of any policy of the Company relating to the foregoing, in each case involving the Company or any current or former employee, officer, director, executive, manager, individual independent contractor or other service provider (in relation to his or her work at the Company) of the Company, nor have there been any settlements or similar out-of-court or pre-litigation arrangements relating to any such matters, nor has any such claim, settlement or other arrangement been proposed or threatened. Section 3.14 Employee Benefit Plans. (a) Schedule 3.14(a) of the Disclosure Schedules sets forth a complete and correct list of each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA), each employment, consulting, retirement, option, equity or equity-based, phantom equity, profit sharing, bonus, commission, incentive, severance, separation, change in control, retention, deferred compensation, fringe benefit, vacation, paid time off, health, medical, dental, life, disability or other welfare and each other benefit or compensation plan, pension, program, policy, agreement, arrangement or Contract (i) that is maintained, sponsored or

19 1537088.14 contributed to (or required to be contributed to) by the Company or any ERISA Affiliate or (ii) under or with respect to which the Company or any ERISA Affiliate has any current or contingent liability or obligation (each, a “Company Employee Benefit Plan”). With respect to each Company Employee Benefit Plan, to the extent applicable, the Company has furnished to Buyer true and complete copies of (A) the plan documents (and all amendments thereto), summary plan descriptions and summaries of material modifications and other material employee communications, (B) the most recent determination or opinion letter received from the Internal Revenue Service (the “IRS”), (C) the Form 5500 Annual Report (including all schedules and other attachments) as filed for the most recent three (3) years, (D) all related trust agreements, insurance Contracts, and other funding arrangements and (E) all material correspondence with any Governmental Entity. (b) No Company Employee Benefit Plan provides, and the Company has no obligation to provide or any other liability with respect to, post-employment or post-termination health or life insurance or other welfare-type benefits for any Person (other than as required under Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code or similar state Law (“COBRA”) for which the covered Person pays the full cost of coverage). The Company and the ERISA Affiliates have complied and are in compliance with the requirements of COBRA. Neither the Company nor any ERISA Affiliate sponsors, maintains, contributes to (or is obligated to contribute to) or has any liability under or with respect to: (i) any “employee pension benefit plan,” as defined in Section 3(2) of ERISA, or other plan that is or was subject to Section 302 or Title IV of ERISA or Section 412 of the Code, (ii) any “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA, or (iii) any multiple employer plan as determined under Section 413 of the Code. The Company does not have any current or contingent liability or obligation by reason of at any time being considered a single employer with any other Person under Section 414 of the Code. (c) Each Company Employee Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code is so qualified, has received or is otherwise entitled to rely on a current favorable determination or opinion letter to that effect from the IRS, and no circumstance exists that would reasonably be expected to result in revocation of any such favorable determination or opinion letter or adversely affect the qualified status of such Company Employee Benefit Plan. Each Company Employee Benefit Plan and any related trust, insurance Contract or fund has been established, maintained, funded, operated, and administered in accordance with its respective terms and in compliance with all applicable Laws, including ERISA and the Code. All contributions (including all employer contributions and employee salary reduction contributions), distributions, reimbursements, and premiums or other payments required to be made prior to the Closing have been timely made and all contributions, distributions, reimbursements and premiums or other payments for any period ending on or before the Closing Date that are not yet due have been made or properly accrued. There has been no non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) or breach of fiduciary duty (as determined under ERISA) with respect to any Company Employee Benefit Plan. There are no pending or, to the knowledge of the Company, threatened Proceedings with respect to any Company Employee Benefit Plan (other than routine claims for benefits), and there is no circumstance that would reasonably be expected to give rise to any such Proceeding. (d) No Company Employee Benefit Plan is currently under audit or examination by the IRS or the Department of Labor. There are no pending or, to the knowledge of the Company, threatened, audits, investigations, claims, suits, grievances or other Proceedings, and to the knowledge of the Company, there are no facts that could reasonably give rise thereto, involving, directly or indirectly, any Company Employee Benefit Plan or any fiduciary or administrator

20 1537088.14 thereof, or any rights or benefits thereby, other than the ordinary and usual claims for benefits by participants, dependents or beneficiaries. (e) (i) None of the Company Employee Benefit Plans or any other arrangement obligates the Company to pay any separation, severance, termination or any other benefit or compensation that may be triggered, increased or accelerated or otherwise results in the acceleration of time of payment, funding, or vesting as a result of the execution and delivery of this Agreement or any transaction contemplated by this Agreement (alone, or in combination with any other event) or as a result of a change in control or ownership within the meaning of Section 280G of the Code and (ii) no unfunded liability exists under any Company Employee Benefit Plan. (f) Each Company Employee Benefit Plan may be amended, terminated, or otherwise modified (including cessation of participation) to the greatest extent permitted by applicable Law, including the elimination of any and all future benefit accruals thereunder, and no employee communications or provision of any Company Employee Benefit Plan has failed to effectively reserve the right of the Company or any ERISA Affiliate to so amend, terminate or otherwise modify such Company Employee Benefit Plan. Neither the Company nor any of its ERISA Affiliates has announced its intention to modify or terminate any Company Plan or adopt any arrangement or program which, once established, would come within the definition of a Company Employee Benefit Plan. Each asset held under each Company Plan may be liquidated or terminated without the imposition of any redemption fee, surrender charge or comparable liability other than ordinary administration expenses. (g) Schedule 3.14(f) of the Disclosure Schedules lists all Company employees covered by any written employment, consulting, severance, change-in-control or retention Contract and any non-competition, non-solicitation, non-disparagement, confidentiality, proprietary information, intellectual property rights or similar Contract with the Company (each, an “Employment and Services Agreement”). The Company has provided Buyer with true, correct and complete copies of each Employment and Services Agreement. (h) Neither the Company nor any ERISA Affiliate maintains or has maintained, has any obligation to contribute to, or has any current or contingent liability or obligation with respect to, any multiemployer plan within the meaning of Section 3(37) of ERISA. Section 3.15 Insurance. Schedule 3.15 of the Disclosure Schedules sets forth a list of all insurance policies the Company has in place, which list sets forth the name of the insurer, policy number, policy limit, deductible, premium, expiration date, scope of coverage and status of any Proceedings pending thereunder for each insurance policy (and includes a description of any self-insurance or co-insurance arrangements, including any reserves). Each such insurance policy is in full force and effect and all premiums are currently paid in accordance with the terms of such insurance policy. No current or historical limits under such insurance policies have been eroded or materially impaired by claims. There has not been a failure by the Company to give notice of any material claim that may be insured under any such insurance policy in a timely fashion or in a manner required by such insurance policy. There is no claim pending under any of such insurance policies as to which coverage has been questioned, denied or disputed by the underwriters of such polices. No reservation of rights letter or other notice of defenses has been received by the Company. There are no notices of, or pending, claims and the Company has not received any notice that any such insurance policy will be cancelled or will not be renewed. The insurance coverage maintained by the Company is customary for businesses of similar size engaged in similar lines of business. The Company has complied and is in compliance in all material respects with all insurance requirements under any Contract or agreement to which it is a party or bound. Except as set forth on Schedule 3.15, in the past three years, no claim has been made on any of the Company’s insurance policies.

21 1537088.14 Section 3.16 Compliance with Laws; Permits. (a) The Company has complied and is in compliance, in each case, in all material respects, with all applicable Laws and no notices have been received by and no claims have been filed against the Company alleging a violation of any such Laws other than immaterial violations that have been resolved prior to the date hereof. None of the Company Group has received any notice of any violation or any alleged violation of any Law with respect to the Company and its business. No officer, director, manager, employee, independent contractor, consultant, advisor or agent of the Company has been or is authorized to make or receive, and none of the Company’s officers, directors, managers, employees or consultants or advisors or agents have made or received, any bribe, kickback payment or other illegal payment at any time with respect to the business of the Company. The Leased Real Property has been used, occupied, operated and maintained in accordance with all applicable Laws, including any zoning or building-related Laws. (b) The Company has complied and is in compliance with all Virginia Cannabis Laws, in each case, in all material respects. No notice, action or assertion has been received by the Company Group or, to the Knowledge of the Company, has been filed, commenced or threatened against the Company Group alleging any violation of any Virginia Cannabis Laws with respect to the Company and its business other than any immaterial violations that have been resolved prior to the date hereof, and to the Knowledge of the Company, there are no facts or circumstances which could reasonably serve as the basis for any such action or assertion. (c) The Company (i) holds all Permits necessary or required for the ownership and use of its assets and properties and the conduct of its business (including all pharmaceutical processor permits and other Permits necessary to operate a cannabis business in the Commonwealth of Virginia consistent with Virginia Cannabis Laws (the “Marijuana Permits”)) as currently conducted and Schedule 3.16(b) sets forth a list of all of such Permits, and (ii) has been and is in compliance with all terms and conditions of any such Permits. The Company has made available to the Buyer true and correct copies of the Permits and any related licenses, permits and authorizations to operate, all of which are validly issued and in good standing. Upon receipt of the Virginia Transaction Approval, all such Permits may be relied upon by Buyer and the Company for lawful operation of the business of the Company on and immediately after the Closing without transfer, reissuance or other Governmental Entity action. (d) Neither the Member nor the Company has received any notice of assessment, provisional assessment, reassessment, supplementary assessment, penalty assessment or increased assessment (collectively, “Assessments”) or any other communications related thereto from any workers’ compensation or workplace safety and insurance board or similar authorities in any jurisdictions where the Company conducts business. There are no Assessments that are unpaid as of the date hereof, and there are no facts or circumstances that would be reasonably likely to result in an increase in liability to the Company after the Closing Date under any applicable workers’ compensation or workplace safety and insurance Laws. The Company’s accident cost experience relating to the Company’s business is such that there are no pending Assessments, and there are no claims or potential claims which may adversely affect the Company’s accident cost experience. Section 3.17 Environmental Matters. (a) The Company and the Leased Real Property are and have been in material compliance with all applicable Environmental Laws. The Company has timely obtained and maintains in full force and effect all Permits required by Environmental Laws to operate the business as conducted as of the Closing Date. The Company has no knowledge of any facts or

22 1537088.14 circumstances concerning any alleged violation or Loss arising under any Environmental Law with respect to the Leased Real Property and the business. (b) There exists no Order, notice of violation, notice of potential responsible party liability, nor any Proceeding, pending or, to the Company’s Knowledge, threatened, against the Member or the Company pursuant to any Environmental Law relating to (i) the lease, occupation or use of the Leased Real Property, (ii) any alleged violation of or liability under any Environmental Law by the Company, (iii) the suspected presence, release or threatened release of or the exposure to any Hazardous Materials on, under, in or from the Leased Real Property (collectively “Environmental Claims”). (c) Except as set forth on Schedule 3.17(c) of the Disclosure Schedules, the Company has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released, or exposed any Person to, any Hazardous Material, or owned or operated any real property or facility contaminated by any Hazardous Material, so as to have given or as may give rise to any liabilities (contingent or otherwise), including any investigatory, corrective or remedial obligations, pursuant to Environmental Laws. (d) The Company has not assumed, undertaken, become subject to, or provided an indemnity with respect to any liability, including any investigative, corrective or remedial obligation, of any other Person relating to Environmental Laws. (e) The Company has furnished to Buyer true and complete copies of all environmental audits, reports, Order arising under Environmental Laws, documents and pleadings related to any Environmental Claim and other material environmental documents relating to the Company and the Leased Real Property that is in its possession, custody or control. Section 3.18 Affiliated Transactions. Except as set forth on Schedule 3.18 of the Disclosure Schedules, no Insider is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any Insider, nor is any Insider a party to any Contract or other transaction with the Company or has any interest in any property, real or personal or mixed, tangible or intangible, used in or pertaining to the business of the Company. Section 3.19 Indebtedness. Except as set forth on Schedule 3.19 of the Disclosure Schedule, the Company has no Indebtedness. Section 3.20 Product Liability. The Company does not have any liability arising out of any injury to individuals or property as a result of the ownership, possession or use of any products manufactured, sold or delivered by the Company or with respect to any services rendered by the Company. Each product sold or delivered and each service rendered by the Company has been in conformity in all material respects with contractual commitments and express and implied warranties and the Company does not have any liability or obligation for replacement thereof. There have been and there are no product recalls or withdrawals or requests for product recalls or withdrawals by any Governmental Entity or by any customer of the Company. Section 3.21 Bank Accounts; Identification Numbers. Schedule 3.21(a) of the Disclosure Schedule sets forth a true, complete and correct list of all banks or other financial institutions with which the Company has an account, showing the type and account number of each such account, and the names of the Persons authorized as signatories thereon or to act or deal in connection therewith. Schedule 3.21(b) sets forth a true, complete and correct list of all employer identification numbers and state identification numbers of the Company.

23 1537088.14 Section 3.22 Organization; Authorization. The Member and Cannabist has the full power and authority to execute and deliver each agreement contemplated hereby to which it is a party and to consummate the transactions contemplated hereby and thereby. The Member and Cannabist has duly approved this Agreement and all other agreements contemplated hereby to which the Member is a party and has duly authorized the execution and delivery of this Agreement and all other agreements contemplated hereby to which the Member or Cannabist, as applicable, is a party and the consummation of the transactions contemplated hereby and thereby. No other proceedings on the part of the Member or Cannabist are necessary to approve and authorize the execution and delivery of the agreements contemplated hereby to which it is a party and the consummation of the transactions contemplated hereby and thereby. All agreements contemplated hereby to which the Member or Cannabist is a party have been duly executed and delivered by the Member or Cannabist, as applicable, and constitute the valid and binding agreements of the Member or Cannabist, as applicable, enforceable against the Member or Cannabist, as applicable, in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization or other Laws affecting creditors’ rights generally and by general equitable principles. Section 3.23 No Other Representations or Warranties. Except for the representations and warranties made by the Company, Cannabist and the Member in this Article III (as qualified by the Disclosure Schedules), neither the Company nor the Member or other Person makes any other express or implied representation or warranty, either written or oral, with respect to the Company, the Member or the Equity. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER As an inducement to the Member, Cannabist and the Company to enter into this Agreement and consummate the transactions contemplated hereby, Buyer hereby represents and warrants that each of the following representations are true and correct as of the date hereof: Section 4.1 Organization; Authorization. Buyer is a corporation duly formed under the Laws of the State of Delaware with full corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement and the other agreements contemplated hereby to be executed and delivered by Buyer and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Buyer and no other Proceedings on the part of Buyer is necessary to authorize the execution, delivery or performance of this Agreement or the other agreements contemplated hereby. This Agreement and the other agreements contemplated hereby to be executed and delivered by Buyer constitute valid and binding obligations of Buyer enforceable against Buyer in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other Laws affecting creditors’ rights generally and by general equitable principles. Section 4.2 Non-contravention. Other than the Virginia Transaction Approval, the execution, delivery and performance of this Agreement and any related agreements and the consummation of the transactions contemplated hereby and thereby by Buyer do not and will not (a) require the authorization, consent or approval of, an exemption or waiver from, notice or declaration to, or the filing of any document or with, or the payment of any amounts to, any Person, (b) constitute a default under (whether with or without the giving of notice, the passage of time or both) the governing documents of Buyer or (c) violate any Law or Order. Section 4.3 Sufficiency of Funds. Buyer will have sufficient cash on hand or other sources of immediately available funds to enable it to (a) make payment of the Initial Closing Cash Payment at the Closing, (b) make payment of the Delayed Payment when due, (c) pay all amounts (including principal and

24 1537088.14 accrued interest) when due under the Promissory Note, and (d) consummate the transactions contemplated hereby; and Buyer acknowledges that its obligations hereunder are not conditioned upon the availability of any financing. Section 4.4 No Litigation. There are no, and there have not been any, Proceedings pending or threatened against or affecting Buyer, at law or in equity, or before or by any Governmental Entity or arbitrator that would reasonably be expected to impact Buyer’s ability to consummate the transactions contemplated hereby or otherwise impede Buyer’s ability to purchase or own the Equity. Buyer is not subject to or bound by any outstanding Orders applicable to the transactions contemplated hereby. Section 4.5 Brokerage. Neither Buyer nor anyone on its behalf has engaged any broker, finder or similar agent in connection with the transactions contemplated by this Agreement. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Buyer. Section 4.6 No Other Representations or Warranties. Buyer has conducted its own independent review and analysis of the Equity and acknowledges that it has been provided with access to the properties, premises and records of the Company for this purpose. In entering into this Agreement, Buyer relied solely upon its own investigation and analysis and the representations and warranties of the Company, Cannabist and the Member set forth in this Agreement and the other Transaction Agreements, and Buyer acknowledges and agrees that, except for the representations and warranties made by the Company, Cannabist and the Member in Article III (as qualified by the Disclosure Schedules) and in the other Transaction Agreements, neither Cannabist, the Company, nor the Member or other Person makes any other express or implied representation or warranty, either written or oral, with respect to the Company or the Equity, and Buyer has not relied upon and is not relying upon any other express or implied representation or warranty, either written or oral, or any other information or communications in its determination to effect the transactions contemplated by this Agreement. ARTICLE V PRE-CLOSING COVENANTS Section 5.1 Signing Payments (a) Within five days of the date of this Agreement, Cannabist shall pay to Buyer an amount in cash equal to the reasonable and documented out-of-pocket fees and expenses actually incurred by Buyer as of the date of this Agreement in performing its due diligence on the Company and the costs and expenses of negotiating this Agreement, in an aggregate amount not to exceed $350,000 (the “Expense Reimbursement”). Buyer shall present Cannabist reasonable supporting invoices for such costs and expenses, and Cannabist shall have no obligation to pay any amount hereunder unless and until it has received such invoices. (b) Within five Business Days of the date of this Agreement, Cannabist shall deposit with an escrow agent reasonably acceptable to Buyer (the “Escrow Agent”) an amount in cash of $3,300,000 (the “Escrow Amount”). Cannabist and Buyer shall use their respective reasonable best efforts to promptly negotiate, finalize and enter into an escrow agreement with the Escrow Agent, in form and substance reasonably acceptable to all parties, pursuant to which the Escrow Agent will hold such Escrow Amount until the earlier of (such date, the “Escrow Release Date”): (i) (A) the date on which Buyer provides a Certified Release Letter, or (B) the date on which this Agreement is terminated for any reason other than by Buyer pursuant to Section 8.1(b)(iii) or by the Company pursuant to Section 8.1(c)(iii), after which, in each case, the Escrow Amount shall be promptly released to Cannabist; and (ii) the date on which the Break‑Up Fee becomes payable

25 1537088.14 under Section 8.2(a)(ii) or Section 8.2(a)(iii), after which the Escrow Amount shall be promptly released to Buyer. No later than two Business Days following the Escrow Release Date, Cannabist and Buyer shall deliver joint written instructions to the Escrow Agent directing the Escrow Agent to release the Escrow Amount in accordance with the preceding sentence. The Escrow Amount shall be used solely for the purpose of paying the Break‑Up Fee, if and when payable. Section 5.2 Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise consented to in writing by Buyer (which consent may not be unreasonably withheld, delayed or conditioned), the Company shall conduct its business and the affairs in the Ordinary Course of Business; provided, that actions taken (A) at Buyer’s written request or (B) as required by applicable Law or Order shall be deemed to be in the Ordinary Course of Business and shall not constitute a breach of this Section 5.1; and provided further, that nothing in this Section 5.1 shall prohibit the Company from making cash payments under intercompany Indebtedness (including amounts owing to Cannabist, the Member or any of their Affiliates) identified in Schedule 3.19 of the Disclosure Schedules. Without limiting the foregoing, from the date hereof until the Closing Date, the Company shall, and the Member and Cannabist shall cause the Company to: (a) pay its debts, Taxes, and other obligations when due; (b) maintain the assets owned, operated, or used by it in the same condition as they were on the date of this Agreement, subject to reasonable wear and tear and the sale of inventory and other assets in the Ordinary Course of Business; (c) maintain a level of inventory substantially commensurate with past practices; (d) (i) perform all of its obligations under all Material Contracts and (ii) not amend in any material respect, terminate, cancel, renew or waive any material rights under any Material Contract, or enter into any Material Contract (or any Contract that would be required to be included on the Disclosure Schedules), except, in each case, in the Ordinary Course of Business (including renewals and extensions in the Ordinary Course of Business); (e) not accelerate any accounts receivable of the Company or delay any accounts payable of the Company; (f) maintain its books and records in the Ordinary Course of Business; (g) maintain and preserve intact the current organization, business and franchise of the Company and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having business relationships with the Company; (h) not take or permit any action that would reasonably expect to have, individually or in the aggregate, a Material Adverse Effect, or fail to take any action, the omission of which would reasonably be expected to have a Material Adverse Effect; (i) not issue, sell, grant, dispose of, pledge or otherwise encumber any Equity, voting securities or equity interests, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any Equity, voting securities or equity interests, or any rights, warrants, options, calls, commitments or any other Contracts of any character to purchase or acquire any Equity, voting securities or equity interests or any securities

26 1537088.14 or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for, any Equity, voting securities or equity interests; (j) not (i) redeem, purchase or otherwise acquire any of its outstanding Equity, voting securities or equity interests, or any rights, warrants, options, calls, commitments or any other Contracts or acquire any Equity, voting securities or equity interests or (ii) form any subsidiary; (k) not split, combine, subdivide or reclassify any Equity; (l) not incur or assume any Indebtedness or guarantee any indebtedness of another Person or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or cancel or compromise any debt or claim or waive or release any material right of the Company regarding such debt; (m) not make or commit to make any capital expenditure; (n) not directly or indirectly acquire by merging or consolidating with, or by purchasing all of or a substantial equity interest in, or by any other manner, any Person or division, business or equity interest in any Person; (o) not make any loan or advance to or investment in any Person; (p) not (i) hire any employees other than in the Ordinary Course of Business, (ii) increase the compensation payable or to become payable by the Company, other than annual increases or increases in connection with promotions or role changes, in each case in the Ordinary Course of Business, (iii) grant any bonus, benefit or other direct or indirect compensation to any employees other than to new employees or as provided for under any Company Employee Benefit Plan(s) in existence as of the date hereof, (iv) increase the coverage or benefits available under any (or create any new) severance pay, termination pay, vacation pay, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan or arrangement made to, for or with any employees or otherwise modify or amend or terminate any such plan or arrangement, or (v) enter into any employment, deferred compensation, severance, consulting, non-competition or similar Contract (or amend any such Contract); (q) not change or revoke any election concerning Taxes, file any amended Tax Return, enter into any closing agreement or waiver or extension of the statute of limitations period with respect to any Tax Proceeding, settle any Tax Proceeding or obtain any Tax ruling, change of any method of accounting of the Company for Tax purposes, change any annual accounting period of the Company with respect to any Tax or make any election with respect to Taxes that is outside the Ordinary Course of Business or take any action or enter into any other transaction outside the Ordinary Course of Business that would have the effect of increasing the Tax liability or reducing any Tax asset of Buyer in respect of any taxable period of the Company beginning after the Closing Date; (r) not make any changes in accounting methods, principles or practices, except as may be required by a change in GAAP or applicable Law; (s) not amend any Company Governing Documents;

27 1537088.14 (t) not adopt a plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation or other reorganization; (u) not acquire or dispose of any properties or assets other than in the Ordinary Course of Business with an individual value of less than $10,000 or aggregate value of less than $50,000, other than sales of inventory in the Ordinary Course of Business; (v) not allow any properties or assets become subject to a Lien; (w) not settle, compromise or initiate any Proceeding; (x) not declare, set aside, establish a record date for, make or pay and dividend or distribution with respect to any of its equity interests other than of Free Cash, or enter into any Contract with respect thereto; (y) upon Buyer’s request, submit to the Virginia Cannabis Control Authority, or such other Governmental Entity as appropriate, any brand, product, or formulation for approval for manufacture and sale in the Commonwealth of Virginia; provided, however, that the Company may not produce or sell any such brand, product, or formulation prior to the Closing Date; (z) maintain its Permits and not initiate or cause to be initiated any Proceeding related to or in connection with the grant of Permits by any Governmental Entity pursuant to, in relation to, or otherwise in connection with the Virginia Cannabis Laws; (aa) not materially change the Company’s cash management practices and its policies, practices and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectible accounts, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits; (bb) not transfer or assign or grant any license or sublicense under or with respect to any Owned Intellectual Property other than in the Ordinary Course of Business, or abandon or fail to maintain in full force and effect any registered Owned Intellectual Property; (cc) maintain reasonable measures to protect the confidentiality of any trade secrets; (dd) not enter into any new line of business or abandon or discontinue any existing line of business; and (ee) not file a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law. Section 5.2 Access to Information; Confidentiality. (a) From the date hereof until the earlier of the termination of this Agreement in accordance with Article VIII or the Closing, the Company shall (i) afford Buyer and its representatives reasonable access to and the right to inspect, with reasonable advance notice, all of the assets, premises, books and records, Contracts and other documents and data related to the Company or its business; (ii) furnish Buyer and its representatives with such financial, operating, and other data and information related to the Company or its business as Buyer and its representatives may reasonably request; and (iii) instruct the representatives of the Company to

28 1537088.14 reasonably cooperate with Buyer and its representatives in their investigation of the Company and its business. No investigation by Buyer or other information received by Buyer shall operate as a waiver or otherwise affect any representation, warranty, or agreement given or made by the Company, the Member or Cannabist in this Agreement or any other Transaction Agreement. (b) The parties hereto agree that the terms of this Agreement and all information exchanged hereto shall be kept confidential by the Parties and their representatives and not disclosed to any other Person without the prior consent of the other party; provided, that the Company Group (and in respect of clause (iii), its Representatives) and Buyer may, with prior notice to the other Party, and good faith agreement with respect to timing (i) issue a press release detailing the general terms of the transactions contemplated hereby, which press release may be publicly filed with Cboe, TSX, the SEC or other regulatory bodies, (ii) disclose such information to the extent required by applicable Law, or TSX policy or Cboe policy and (iii) solely with respect to the Company Group and its Representatives, disclose such information in connection with the exercise of its rights pursuant to Section 5.5 and obtaining the consents and/or lien releases contemplated by Section 2.5 and Section 8.1(b), respectively. Notwithstanding the foregoing, nothing in this Section 5.2(b) will prevent any party hereto from making any other public disclosure required by Law or the rules or policies of any stock exchange. Section 5.3 Notice of Certain Events. From the date hereof until the Closing, the Company shall promptly notify Buyer, and the Member and Cannabist shall cause the Company to promptly notify Buyer in writing of: (a) any fact, circumstance, event, or action, the existence, occurrence, or taking of which (i) has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) has resulted in, or could reasonably be expected to result in, any representation or warranty made by the Company Group hereunder not being true and correct, (iii) has resulted in, or could reasonably be expected to result in a breach of this Article V or (iv) has resulted in, or could reasonably be expected to result in, the failure of any of the conditions set forth in Section 7.1 or Section 7.2 to be satisfied; (b) any notice or other communication from any Person alleging that the consent of, or any notice or payment to, such Person is or may be required in connection with the transactions contemplated hereby; (c) any notice or other communication from any Governmental Entity in connection with the transactions contemplated hereby; and (d) any Proceedings commenced or threatened against, relating to or involving or otherwise affecting the Company Group that, if pending on the date of this Agreement, would have been required to have been disclosed in the Disclosure Schedules or that relates to the consummation of the transactions contemplated hereby. No receipt of information pursuant to the terms of this Agreement shall operate as a waiver or otherwise affect any representation, warranty, agreement given or made by the Company, the Member or Cannabist in this Agreement or any other Transaction Agreement, and shall not be deemed to amend or supplement the Disclosure Schedules. Section 5.4 Governmental Approvals.

29 1537088.14 (a) Each Party shall, as promptly as possible following the execution of this Agreement, (i) make, or cause to be made, all filings and submissions required under any Law applicable to such party or any of its Affiliates or any rules or policies of any stock exchange (including those required to obtain the Virginia Transaction Approval); and (ii) use reasonable best efforts to obtain, or cause to be obtained, all consents, authorizations, orders, and approvals from all Governmental Entities that may be or become necessary in connection with the execution and delivery of this Agreement and the performance of his, her or its obligations pursuant to this Agreement and any other certificate, agreement, document, or instrument to be executed and delivered by it in connection with the transactions contemplated hereby (including those required to obtain the Virginia Transaction Approval). Each Party shall cooperate fully with the other Parties and their Affiliates in promptly seeking to obtain all such consents, authorizations, orders, and approvals. The Parties shall not willfully take any action that will have the effect of delaying, impairing, or impeding the receipt of any required consents, authorizations, orders, and approvals. (b) Without limiting the generality of the undertakings of the Parties pursuant to clause (a) above, each of the Parties shall use all reasonable best efforts to: (i) respond to any inquires by any Governmental Entity regarding matters with respect to the transactions contemplated hereby; (ii) avoid the imposition of any Order or the taking of any action that would restrain, alter or enjoin the transactions contemplated hereby; and (iii) In the event any Order adversely affecting the ability of the Parties to consummate the transactions contemplated hereby has been issued, have such Order vacated or lifted. Section 5.5 Go-Shop (a) Notwithstanding anything to the contrary set forth in this Agreement, during the period beginning on the date hereof and continuing until 11:59 p.m., Eastern time, on the date that is fifteen (15) Business Days following, but excluding, the date of this Agreement (as such end date may be extended with the prior written consent of Buyer (including by email) to a later date specified in such consent, the “Go-Shop Period”), each of the Company, the Member and Cannabist and their respective affiliates, directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (each, a “Representative”) shall have the right to, directly or indirectly, (a) initiate, solicit, entertain or knowingly encourage or facilitate any inquiries or the making of, any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, including by granting a limited waiver, amendment or release under any pre-existing “standstill” or other similar provision solely to the extent necessary to allow for an Acquisition Proposal or amendment to an Acquisition Proposal to be made by such Person to the Company or the board of directors of the Company, (b) enter into or participate in any discussions or negotiate with any Person in connection with any such inquiries or Acquisition Proposal, (c) provide any information concerning the Company to any Person in connection with any Acquisition Proposal, (d) conduct an auction or similar bidding process to advance any Acquisition Proposal (or a proposal that could reasonably be expected to lead to an Acquisition Proposal), or (e) enter into any letter of intent, Contract or any agreement in principle or arrangement, whether binding or not, relating to an Acquisition Proposal. (b) From the date immediately following the last day of the Go-Shop Period (the “No- Shop Period Start Date”) until the earlier to occur of the Closing and the termination of this

30 1537088.14 Agreement in accordance with Article VIII, the Company Group shall not and shall not permit any of their respective Representatives to, directly or indirectly, (a) initiate, solicit, entertain or knowingly encourage or facilitate any inquiries or the making of, any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, including by granting a limited waiver, amendment or release under any pre-existing “standstill” or other similar provision solely to the extent necessary to allow for an Acquisition Proposal or amendment to an Acquisition Proposal to be made by such Person to the Company or the board of directors of the Company on a confidential basis (b) enter into or participate in any discussions or negotiate with any Person in connection with any such inquiries or Acquisition Proposal, (c) provide any non- public information concerning the Company to any Person in connection with any Acquisition Proposal or potential Acquisition Proposal, (d) conduct an auction or similar bidding process to advance any Acquisition Proposal (or a proposal that could reasonably be expected to lead to an Acquisition Proposal), or (e) enter into any letter of intent, Contract or any agreement in principle or arrangement, whether binding or not, relating to an Acquisition Proposal. From the No-Shop Period Start Date until the earlier to occur of the Closing and the termination of this Agreement in accordance with Article VIII, each of the Company, the Member and Cannabist and their respective Representatives will, and will cause each of their respective Affiliates and their Representatives to (i) cease and cause to be terminated any activities, discussions or negotiations conducted with any Person (other than Buyer and its Affiliates) conducted during the Go-Shop Period with respect to any Acquisition Proposal, (ii) cease to providing any information to any such Person or their Representatives and (iii) request the return or destruction of all confidential information provided to such parties in connection with any Acquisition Proposal. From the No-Shop Period Start Date until the earlier to occur of the Closing and the termination of this Agreement in accordance with Article VIII, each of the Company, the Member and Cannabist further agrees that it shall promptly (and in no event later than 24 hours after receipt of any Acquisition Proposal) notify Buyer after receipt of any Acquisition Proposal, or any request for non-public information relating to the Company or its business with respect to an Acquisition Proposal, or for access to the properties, books or records of the Company by any Person that has made, or is reasonably expected to make, an Acquisition Proposal, including providing the high-level terms of such Acquisition Proposal. (c) If this Agreement is terminated by the Company pursuant to Section 8.1(c)(iii), following such termination, Buyer and its Affiliates shall not, and shall not permit any of their respective Representatives to, directly or indirectly, take any action that would, or would reasonably be expected to, directly or indirectly, frustrate, delay, impede or interfere with the Acquisition Proposal, the Company’s (and its Affiliates’) obligations thereunder or the ability of the parties thereto to consummate the transactions contemplated thereby, including without limitation, initiating or maintaining contact with any officer, director, stockholder, member, manager, employee, regulator, customer, supplier, landlord, financing source, or other business relation of the Company or any of its Affiliates regarding such Acquisition Proposal, the Company or the business, assets or prospects of the Company; provided that the foregoing shall not restrict Buyer’s actions unrelated to such Acquisition Proposal (including the Company’s assets and obligations subject thereto) or Buyer or its Affiliates performing or exercising rights under any then-existing commercial arrangements of the Buyer or its Affiliates. Section 5.6 Closing Conditions. From the date hereof until the Closing, each Party shall use reasonable best efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in Article VII hereof. Section 5.7 Employee Matters.

31 1537088.14 (a) At least five (5) Business Days prior to the Closing Date, Buyer will identify those persons employed by Cannabist or its Affiliate (the “Employer”) who are providing services to the Company who shall be offered at-will employment by the Company as of the Closing Date (the “Offered Employees”) (such employment offers to be contingent on the occurrence of the Closing). The Company shall provide Buyer reasonable access to the Offered Employees to make such offers of employment. The Offered Employees who accept employment on the terms and conditions set forth by Buyer prior to the Closing, shall be referred to herein as “Transferred Employees.” The persons providing services to the Company who are not offered employment, or who do not accept employment with the Company, shall be referred to herein as “Non-Transferred Employees.” On the Closing Date, Cannabist shall cause the Employer to terminate the employment of all Transferred Employees. Prior to the Closing, Cannabist shall ensure that all obligations in respect of each Transferred Employee are performed and satisfied on the account of Cannabist or the Employer prior to or on the Closing Date. No later than the Closing Date, Cannabist shall ensure that (x) the Employer makes all payments of severance required to be paid under any employee benefit plan or statutory requirement that provides for any severance obligations or termination pay which could become Indebtedness of the Company under operation of law or otherwise, to be paid to each Transferred Employee entitled to such payment, and (y) the Employer uses reasonable best efforts to obtain an acknowledgement and release of claims relating to such Transferred Employee’s employment with Employer. Subject to the terms of this Agreement, Cannabist, on behalf of itself, the Employer and each of the Company Group shall, and does hereby, consent to the hiring of any such Transferred Employees by the Company following the Closing Date and hereby waives any claims or rights the Company Group may have against the Company, Buyer or any such Transferred Employee, effective as of the Closing Date, from any existing non- competition, non-solicitation, or confidentiality obligation or employment agreement or otherwise, owed to the Company Group with respect to the Company’s hiring of the Transferred Employees. Except as described in this Section 5.7, neither Buyer nor any of its Affiliates (including for the avoidance of doubt, the Company following the Closing) shall have any liability with respect to any Non-Transferred Employee or former employee, consultant or retiree of the Company Group (including any Person currently covered by any Company Employee Benefit Plan who is not a Transferred Employee), regardless of when such liability arose or occurred (whether on, prior to or after the Closing Date). Cannabist and the Member shall be solely responsible for the payment of, and shall pay, not later than the Closing, all compensation, including, without limitation, all wages, salaries, commissions and employee benefits, including any vacation pay, severance pay, notice pay, insurance, supplemental pension, deferred compensation, “stay” or other similar incentive bonuses, change-in-control bonuses (or other bonuses or compensation related in any way to the execution, delivery or performance of this Agreement), retirement and any other benefits, premiums, claims and related costs to any of the current employees, former employees, consultants, former consultants or retirees based on or arising under their employment or engagement with the Company. Buyer and its Affiliates (including for the avoidance of doubt, the Company following the Closing) shall have no liability with respect to the foregoing. Neither Buyer nor any of its Affiliates (including for the avoidance of doubt, the Company following the Closing) shall assume any liability with respect to any Company Employee Benefit Plan or other employee benefit plan of any kind or nature maintained by the Employer for any of its employees, former employees, consultants, former consultants or retirees, except with respect to liabilities that relate to or arise out of services performed by Transferred Employees after the Closing Date. (b) Nothing contained herein, express or implied, shall (i) confer upon any individual (including any Transferred Employee, Non-Transferred Employee, employee, other service provider to the Company, or retiree, or any dependent, beneficiary or legal representative of any of the foregoing Persons) any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement, including any right to employment or continued employment for any specified

32 1537088.14 period, or level of compensation or benefits, (ii) constitute the establishment, adoption, modification, amendment or termination of any Company Employee Benefit Plan or any other employee benefit plan, program, policy, arrangement or agreement maintained by Employer, or the Company Group, or (iii) confer upon any individual (including any Transferred Employee, Non- Transferred Employee, employee, other service provider to the Company, or retiree, or any dependent, beneficiary or legal representative of any of the foregoing Persons) any right as a third- party beneficiary of this Agreement. ARTICLE VI ADDITIONAL AGREEMENTS Section 6.1 Survival of Representations and Warranties. All representations, warranties, covenants and agreements set forth in this Agreement or in any writing or certificate delivered in connection with this Agreement shall survive the Closing Date. Notwithstanding the foregoing and except with respect to fraud or intentional misrepresentation, no Party shall be entitled to recover for any Loss pursuant to Section 6.2(a)(i) or Section 6.2(a)(A) unless written notice of a claim thereof is delivered to the Party against whom such indemnity may be sought prior to (a) with respect to the Fundamental Representations, the date that is 60 calendar days after the expiration of the applicable statute of limitations (including any extension, waiver, mitigation, or tolling thereof), (b) with respect to the Intermediate Representations, the date that is 36 months after the Closing Date, and (c) with respect to all other representations and warranties, the date that is 18 months after the Closing Date (as applicable, the “Survival Period”). Notwithstanding the foregoing, any representation or warranty in respect of which indemnity may be sought under Section 6.2(a)(i) or Section 6.2(a)(A), and the indemnity with respect thereto, shall survive the time at which it would otherwise terminate pursuant to this Section 6.1 if notice of the actual or potential inaccuracy or breach thereof giving rise to such right or alleged right of indemnity shall have been given to the applicable Party prior to such time, and any such representation or warranty, and the right to indemnity with respect thereto, shall survive until the claim for indemnity with respect to such inaccuracy or breach is finally resolved and any applicable obligation to remedy such inaccuracy or breach has been fully satisfied. Section 6.2 General Indemnification. (a) From and after the Closing, Cannabist and the Member shall, jointly and severally, indemnify the Buyer Indemnified Parties and save and hold each of them harmless from and against, and pay on behalf of or reimburse such Buyer Indemnified Parties for any and all Losses which any such Buyer Indemnified Party may suffer, sustain or become subject to as a result of, arising from, in connection with, by virtue of or related to (i) any breach or inaccuracy of any representation or warranty made by Cannabist, the Company or the Member in this Agreement or any other Transaction Agreement, including Article III of this Agreement, (ii) any breach or non-fulfillment of any covenant, agreement or other provision by Cannabist, the Company or the Member under this Agreement or any other Transaction Agreement, (iii) any Transaction Expenses to the extent not included in Final Transaction Expenses, (iv) any Transaction Payments to the extent not included in Final Transaction Payments, (v) any Indebtedness to the extent not included in Final Indebtedness, (vi) any Indemnified Taxes, (vii) any information, calculation or determination set forth in the Funds Flow or instructions provided by Cannabist or the Company with respect to the allocation, payment of the Initial Closing Cash Payment, amounts due under the Promissory Note or any alleged inaccuracy, discrepancy or impropriety with respect to any of the foregoing, including with respect to purported ownership of the Equity, and (viii) Cannabist’s or its Affiliates’ Indebtedness, including the Notes. From and after the Closing, Buyer shall indemnify the Seller Indemnified Parties and save and hold each of them harmless from and against, and pay on behalf of or reimburse such Seller Indemnified Parties for any and all Losses which any such Seller Indemnified Party may suffer, sustain or become subject to as a result of, arising from, in

33 1537088.14 connection with, by virtue of or related to (A) any breach or inaccuracy of any representation or warranty made by Buyer in this Agreement, including Article IV, or in any certificate furnished by or on behalf of Buyer pursuant to this Agreement, and (B) any breach or non-fulfillment of any covenant, agreement or other provision by Buyer under this Agreement. (b) Cannabist and the Member shall not be liable to the Buyer Indemnified Parties for any Loss (i) pursuant to Section 6.2(a)(i) (other than with respect to the Fundamental Representations) until the aggregate amount of all Losses that Cannabist and the Member would, but for this clause (i), be liable for exceeds $550,000 in the aggregate (the “Basket Amount”); provided, however, that Cannabist and the Member shall then be liable for the total amount of such Losses including the Basket Amount; or (ii) to the extent the aggregate amount of all Losses previously indemnified by Cannabist and the Member pursuant to Section 6.2(a)(i) (other than with respect to Fundamental Representations and Intermediate Representations) exceeds $5,500,000 (the “Cap”); provided that, with respect to claims pursuant to Section 6.2(a)(i) for breach of the Intermediate Representations, the Cap shall be $11,000,000. Buyer shall not be liable to the Seller Indemnified Parties for any Loss (A) pursuant to Section 6.2(a)(A) until the aggregate amount of all Losses that the Buyer would, but for this clause (A), be liable for exceeds the Basket Amount; provided, however, that Buyer shall then be liable for the total amount of such Losses including the Basket Amount; or (B) to the extent the aggregate amount of all Losses previously indemnified by Buyer pursuant to Section 6.2(a)(A) exceeds the Cap. Notwithstanding anything to the contrary contained herein, the Basket Amount and the Cap shall not apply with respect to any Loss arising from (and such Loss shall not be counted toward the Cap) fraud or intentional misrepresentation. The aggregate amount of all Losses for which Cannabist and the Member shall be liable to the Buyer Indemnified Parties under this Agreement (including with respect to Fundamental Representations) shall not exceed the Purchase Price actually paid to such Parties. (c) Any Losses for which the Buyer Indemnified Parties are entitled to indemnification pursuant to Section 6.2(a) shall be satisfied pursuant to Section 6.2(d). (d) Subject to the remaining provisions of this subsection (d), any payment to be made by Cannabist or the Member with respect to any indemnification obligations for Losses pursuant to this Article VI shall be satisfied, (i) first, by deducting such amount from the amount due to the Member under the Promissory Note in the order of interest due and then to outstanding principal, and, with respect to Losses finally determined pursuant to Section 6.4, the Buyer is hereby authorized at any time after the giving of prior written notice to Cannabist, to set-off and apply any and all amounts owing under the Promissory Note, then (ii) second, solely to the extent the Promissory Note has been exhausted, directly against Cannabist and the Member on a joint and several basis. In the event that, upon the maturity date of the Promissory Note, a Buyer Indemnified Party has submitted a claim to Cannabist or the Member for indemnification pursuant to this Section 6.2, which claim is not yet resolved, Buyer may withhold payment under the Promissory Note in an amount equal to the maximum amount of Losses under such claim until such claim is resolved. Any payments to be made by any Party pursuant to Article VI shall be paid by wire transfer of immediately available funds within five (5) calendar days after the determination of such payment obligation. Notwithstanding anything herein to the contrary, (A) to the extent that any obligation of Cannabist or the Member has been finally determined pursuant to Sections 2.4 and 6.4 and remains unpaid upon the Operations Commencement Date (including, without limitation, amounts due under this Article VI and the Shortfall Amount pursuant to Section 2.4(d)), Buyer is hereby authorized to set off and apply any and all Delayed Payments against such obligation, and (B) to the extent that any obligation of Cannabist or the Member has been determined pursuant to Section 6.4 prior to the payment of the Excess Amount pursuant to Section 2.4(c), Buyer is authorized to set off and apply any and all of the Excess Amount against such obligation.

34 1537088.14 (e) The amount of any Loss for which indemnification is provided under this Article VI shall be net of any amounts actually received by the indemnified Party as a result of such Loss under insurance policies or other third party sources of reimbursement or indemnification (with such amount, for the avoidance of doubt, reduced by any fees or expenses (including any payment with respect to attorneys’ fees and disbursements and/or any increase in insurance premiums) incurred in obtaining such recovery); provided, however, that in no event shall any indemnified Party be required to seek any recovery under any insurance policy or otherwise as a condition to receiving indemnification under this Article VI. (f) Notwithstanding anything to the contrary contained herein, for the purpose of determining the amount of Losses indemnifiable under this Section 6.2, each representation or warranty made by Cannabist, the Company or the Member contained in this Agreement or any other Transaction Agreement shall be read without regard and without giving effect to any Material Adverse Effect or other materiality qualification contained or incorporated directly or indirectly in such representation or warranty; provided that the word “Material” contained in the defined term “Material Contract” will not be disregarded. (g) No Party shall be entitled to double recovery for any adjustments to consideration provided for hereunder or for any indemnifiable Losses even though such Losses, or any other incident, may have result from the breach of more than one of the representations, warranties and covenants, or any other indemnity, under this Agreement or any related agreement. (h) All indemnification payments under this Agreement shall be treated as adjustments to the Purchase Price for all relevant Tax purposes. (i) The procedure for indemnification shall be as set forth in this Section 6.2 and Section 6.4. Section 6.3 Certain Tax Matters. (a) The parties agree as follows: (i) Following the Closing, except as required by applicable Law or with the prior written consent of Cannabist (not to be unreasonably withheld, conditioned or delayed), Buyer shall not, and shall not allow any of its Affiliates (including the Company) to (A) make, change or rescind any Tax election with respect to the Company, (B) amend any Tax Return of or with respect to the Company for a Pre-Closing Tax Period, (C) file for, or otherwise request from any Governmental Entity, any administrative ruling (including a private letter ruling or change of method of accounting) regarding the Taxes or Tax Returns of or with respect to the Company for a Pre-Closing Tax Period, (D) change any current practice or procedure or accounting method of the Company for a Pre-Closing Tax Period, (E) have the Company self-assess a Tax for a Pre-Closing Tax Period, or (F) make any voluntary disclosures to any Governmental Entity with respect to Taxes or Taxes Returns of or with respect to the Company for a Pre-Closing Tax Period, in each case, if any action set forth in clauses (A) through (F) could result in (1) the Company incurring any Tax for a Pre-Closing Tax Period, (2) any increased Tax liability or reduction of any Tax asset of the Company with respect to any Pre-Closing Tax Period, (3) Cannabist (or any of its Affiliates) paying any additional Taxes with respect to the Company, or (4) any increased Tax liability or reduction of any Tax asset of Cannabist (or any of its Affiliates) with respect to the Company. Following the Closing, Buyer shall not, and shall not allow any of its Affiliates (including the Company) to agree to extent, waive, or toll any statute

35 1537088.14 of limitations with respect to the assessment or collection of any Tax of or with respect to the Company for any Pre-Closing Tax Period (without the prior written consent of Cannabist, which consent shall not be unreasonably withheld, conditioned or delayed). (ii) Cannabist shall prepare and timely file, or cause to be prepared and timely filed, all Tax Returns of or with respect to the Company for all Pre-Closing Tax Periods, other than such Tax Returns of or with respect to the Company for Straddle Periods as set forth in Section 6.3(a)(iii), that are required to be filed (including all applicable extensions) after the Closing Date (the “Member Prepared Returns”). All Member Prepared Returns shall be prepared in accordance with existing procedures and practices of the Company, unless otherwise required by applicable Law. Cannabist shall provide copies of any Member Prepared Return that relates solely to the Company to Buyer at least 30 days prior to the due date (including extensions) of the Tax Return for Buyer’s review and comment. Cannabist shall consider any reasonable comments made by Buyer in good faith in the final Tax Return prior to filing. (iii) Buyer shall prepare and timely file, or cause to be prepared and timely filed, all Tax Returns exclusively of, or that relate solely to the Company for any Straddle Periods, it being acknowledged and understood, for the avoidance of doubt, that Cannabist shall retain the right to prepare and file, or to cause to be prepared and filed, all Tax Returns of Cannabist and the Member for any Straddle Period that include the Company. All such Tax Returns shall be prepared on a basis consistent with existing procedures and practices of the Company, unless otherwise required by applicable Law. Buyer shall provide copies of any such Tax Returns to Cannabist for Cannabist’s review and comment at least 30 days prior to the due date (including extensions) of the Tax Return. Buyer shall incorporate any reasonable comments made by Cannabist in the final Tax Return prior to filing. (iv) The Parties agree that to the extent applicable and permissible under applicable Laws, the Company shall elect to have its Tax year end as of the end of the Closing Date. (b) The Member, Cannabist, Buyer and the Company each shall (i) assist in the preparation and timely filing of any Tax Return of the Company pursuant to this Section 6.3; (ii) assist in any audit or other legal Proceeding with respect to Taxes or Tax Returns of the Company addressed by this Section 6.3; (iii) make available any information, records, or other documents relating to any Taxes or Tax Returns of the Company with respect to any Pre-Closing Tax Period or Straddle Period; and (iv) provide any information in their possession and control necessary or reasonably requested to allow Buyer or the Company to comply with any information reporting or withholding requirements contained in the Code or other applicable Laws with respect to the transactions contemplated by this Agreement or to compute the amount of payroll or other employment Taxes due with respect to any payment made in connection with this Agreement. Notwithstanding anything to the contrary contained in this Agreement, neither the Member nor Cannabist shall be required to provide Buyer (or any of Buyer’s Affiliates, including the Company) with any consolidated, combined, unitary or similar group Tax Return (or related work papers or other related information) that includes the Member, Cannabist and/or any of their respective Affiliates unless such Tax Return (or related work papers or other related information) is redacted, at the Member’s discretion, as necessary to limit each such Tax Return, work paper or information to information solely related to the Company.

36 1537088.14 (c) For purposes of determining whether the following Taxes are attributable to a Pre- Closing Tax Period (or the portion of any Straddle Period ending on or prior to the Closing Date) the Parties agree as follows: (i) In the case of property Taxes and other similar Taxes imposed on a periodic basis for a Straddle Period, the amounts that are attributable to the portion of the Straddle Period ending on the Closing Date shall be determined by multiplying the Taxes for the entire Straddle Period by a fraction, the numerator of which is the number of calendar days in the portion of the period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period. (ii) In the case of all other Taxes for a Straddle Period (including income Taxes, employment Taxes, and sales and use Taxes) the amount attributable to the portion of the Straddle Period ending on the Closing Date shall be determined as if the Company filed a separate Tax Return with respect to such Taxes for the portion of the Straddle Period ending as of the end of the day on the Closing Date using a “closing of the books methodology.” For purposes of this clause (ii), any item determined on an annual or periodic basis (including amortization and depreciation deductions and the effects of graduated rates) shall be allocated to the portion of the Straddle Period ending on the Closing Date based on the mechanics set forth in clause (i) for periodic Taxes. (d) Notwithstanding anything to the contrary contained in this Agreement, in the event that any Governmental Entity issues to Buyer or the Company (i) a written notice of its intent to audit or conduct another Proceeding with respect to Taxes or Tax Returns of or with respect to the Company for any Pre-Closing Tax Period or Straddle Period or (ii) a written notice of deficiency for Taxes of or with respect to the Company for any Pre-Closing Tax Period or Straddle Period, Buyer shall notify Cannabist of its receipt of such communication from the Governmental Entity within 30 days of receipt. Cannabist shall have the right (but not the duty) to control any audit or other Proceeding in respect of any such Tax Return or Taxes of or with respect to the Company (each, a “Tax Contest”); provided, however, that (A) Buyer, at Buyer’s sole cost and expense, shall have the right to participate in any such Tax Contest; (B) Cannabist shall not settle or otherwise resolve any such Tax Contest without the prior written consent of Buyer (which consent shall not be unreasonably withheld, delayed or conditioned). In the case of any such Tax Contest that Cannabist has the right to control but does not elect to control pursuant to this Section 6.3(d), Buyer shall control the defense (at its sole cost and expense), but only to the extent such defense relates solely to the Company, and not to Cannabist or the Member (or to their respective Affiliates other than the Company); provided, however, that Cannabist shall have the right to participate in any such Tax Contest and Buyer shall not settle or otherwise resolve any such Tax Contest without the prior written consent of Cannabist (which consent shall not be unreasonably withheld, delayed or conditioned). (e) Buyer and the Member intend for the purchase of the Equity contemplated by this Agreement to be treated for U.S. federal, state and local income Tax purposes as the Member being treated as having sold, and Buyer being treated as having acquired, all of the assets of the Company in exchange for the Purchase Price (as adjusted pursuant to the terms of this Agreement). The Purchase Price (including adjustments thereto) shall be allocated by Buyer and the Member among the assets of the Company in accordance with Code Section 1060. A statement setting forth such allocation shall be provided by Buyer to the Member within 90 days after the Closing and shall be updated as required by Buyer under Section 1060 of the Code and the Treasury Regulations promulgated thereunder (the “Asset Purchase Price Allocation”). The Parties shall report, act and file all Tax Returns (including IRS Form 8594) in all respects and for all purposes consistent with

37 1537088.14 the Asset Purchase Price Allocation and this Section 6.3(e), and no party shall take any position (whether in audits, Tax Returns or otherwise) that is inconsistent with the Asset Purchase Price Allocation Schedule or this Section 6.3(e) unless required to do so by applicable Law. (f) All federal, state, local, non-U.S. transfer, excise, sales, use, ad valorem, value added, registration, stamp, recording, property and similar Taxes or fees applicable to, imposed upon, or arising out of the transfer of the Equity or any other transaction contemplated by this Agreement and all related interest and penalties (collectively, “Transfer Taxes”), and all reasonable out-of-pocket costs and expenses for the preparation and filing of Tax Returns relating to Transfer Taxes, shall be borne by the Member. The parties hereto shall reasonably cooperate to reduce or eliminate any Transfer Taxes to the extent permitted by applicable Law. All Tax Returns relating to Transfer Taxes shall be prepared and timely filed by the party responsible for such filing under applicable Law. (g) With respect to any dispute, controversy or claim relating to Taxes between Buyer and Member or the Company (prior to the Closing), or between Buyer and Member (following the Closing), Buyer and Member or the Company, as applicable, shall cooperate in good faith to resolve such dispute, controversy or claim between them for a period of thirty (30) days from the date written notice of such dispute, controversy or claim is received by Buyer or Member, as the case may be; but if the applicable parties are unable to resolve such dispute, controversy or claim, the parties shall submit the dispute, controversy or claim for resolution, which resolution shall be final, conclusive and binding on the parties, to a mutually agreed upon national accounting firm or a mutually agreed upon tax lawyer who is a partner in a law firm, that, in each case, is: (a) familiar with transactions or operations of the sort at issue; and (b) independent with respect to each party (such accounting firm or such tax lawyer, the “Tax Arbitrator”). Notwithstanding anything in this Agreement to the contrary, the fees and expenses of the Tax Arbitrator relating to any dispute as to the amount of Taxes owed shall be paid by Buyer, on the one hand, and Member, on the other hand, in proportion to each Party’s respective liability for the portion of the Taxes in dispute, as determined by the Tax Arbitrator; provided that the liability of Buyer for the portion of the Taxes in dispute shall be deemed to include, for purposes of this calculation, any reduction in Member’s liability relative to the amount in dispute. (h) Member and Buyer hereto agree that any deduction, credit or other Tax asset or benefit arising from any and all payments of Transaction Expenses, Indebtedness and any other expense or liability taken into account for the calculation of Final Working Capital shall be allocated or otherwise apportioned to the Pre-Closing Tax Period to the maximum extent permitted by applicable Law. Without limiting the foregoing, the Parties agree that, as applicable and to the extent necessary to give effect to the intent of this Section 6.3(h), seventy percent (70%) of any “success-based fees” shall be treated as deductible in accordance with Revenue Procedure 2011- 29, 2011-18 I.R.B. 746, and that the related safe harbor election shall be made accordingly. (i) To the extent there is a conflict between this Section 6.3 and Section 6.4 with respect to Taxes or any Tax matter, the provisions of this Section 6.3 shall control. Section 6.4 Indemnification Procedures. (a) Notice of Claims; Assumption of Defense. The indemnified Party shall give prompt written notice to the indemnifying Party, in accordance with the terms of Section 9.2, of the assertion of any claim, or the commencement of any Proceeding by any Person, in respect of which indemnity may be sought hereunder, specifying with reasonable particularity the basis therefor and giving the indemnifying Party such information with respect thereto as the indemnifying Party may reasonably

38 1537088.14 request, but the failure to give such notice shall not be a condition precedent to indemnification hereunder except and only to the extent that the indemnifying Party is prejudiced by reason of such failure. The indemnifying Party may, at its own expense, (a) participate in the defense of any Proceeding asserted by a Person that is not a party to this Agreement (a “Third Party Claim”) and (b) upon notice to the indemnified Party and the indemnifying Party’s written agreement that the indemnified Party is entitled to indemnification pursuant to this Agreement for all of the indemnified Party’s Losses arising out of such Third Party Claim, at any time during the course of any such Third Party Claim, assume the defense thereof; provided, however, that (i) the indemnifying Party shall thereafter consult with the indemnified Party upon the indemnified Party’s reasonable request for such consultation from time to time with respect to such Third Party Claim and (ii) such Third Party Claim does not relate to or arise in connection with any criminal Proceeding. If the indemnifying Party assumes such defense, the indemnified Party shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the indemnifying Party. If, however, in the opinion of the indemnified Party’s counsel, the representation by the indemnifying Party’s counsel of both the indemnifying Party and the indemnified Party would present such counsel with a conflict of interest, then such indemnified Party may employ separate counsel to represent or defend it in any such Third Party Claim and the indemnifying Party shall pay the fees and disbursements of such separate counsel. Whether or not the indemnifying Party chooses to defend or prosecute any such Third Party Claim, all of the Parties shall cooperate in the defense or prosecution thereof, including making available (subject to confidentiality provisions) records relating to such Third-Party Claim and furnishing, without expense (other than reimbursement of actual out-of- pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third-Party Claim. (b) Settlement or Compromise. Any settlement or compromise made or caused to be made by the indemnified Party or the indemnifying Party, as the case may be, of any such Third Party Claim shall also be binding upon the indemnifying Party or the indemnified Party, as the case may be, in the same manner as if a final Order had been entered by a court of competent jurisdiction in the amount of such settlement or compromise; provided, however, that the indemnifying Party shall not settle or compromise any such Third Party Claim, or otherwise acknowledge or admit the validity of such claim or any liability in respect thereof if such settlement, compromise, acknowledgement or admission (i) would result in an Order, injunction or other equitable remedy in respect of the indemnified Party or would otherwise have a direct adverse effect upon the indemnified Party’s continuing operations, (ii) would give rise to any liability on the part of the indemnified Party for which the indemnifying Party shall have not agreed in writing that such indemnifying Party is solely obligated to satisfy and discharge such Third Party Claim, (iii) would result in liabilities which, taken together with the other existing claims under this Article VI, would not be fully indemnified hereunder, (iv) does not expressly and unconditionally release the indemnified Party from all liabilities with respect to such Third Party Claim or (v) includes any statement or an admission of fact as to the culpability or failure to act by or on behalf of the indemnified Party; in each case, without the prior written consent of the indemnified Party. The indemnified Party will give the indemnifying Party at least 30 days’ notice of any proposed settlement or compromise of any Third Party Claim it is defending, during which time the indemnifying Party may assume the defense of, and responsibility for, such Third Party Claim, provided that such assumption is otherwise permitted under paragraph (a), and if it does so the proposed settlement or compromise may not be made. In the event that Cannabist, on behalf of the Member as the indemnifying Party, has affirmatively consented in writing to the settlement of a Third Party Claim, the Member shall have no power or authority to object to the recovery by the Buyer Indemnified Parties of the amount of such settlement pursuant to this Article VI. (c) Failure of Indemnifying Party to Act. In the event that the indemnifying Party does not elect to assume the defense of any Third Party Claim, fails to promptly notify the indemnified Party in writing of its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third-Party Claim, the indemnified Party may defend and settle such Third-Party Claim

39 1537088.14 and seek indemnification for any and all Losses based upon, arising from or relating to such Third-Party Claim. (d) Procedure for Indemnification. Upon becoming aware of a claim for indemnification hereunder, the indemnified Party shall give, in accordance with the terms of Section 9.2, notice of such claim (a “Claim Notice”) to the indemnifying Party, providing reasonable detail of how the claim has arisen and an estimate of the amount the indemnified Party reasonably anticipates that it will be entitled to on account of indemnification by the indemnifying Party. If the indemnifying Party does not object to such indemnification claim within 30 days of receiving notice thereof, the amount of such Claim Notice shall be deemed final and undisputed and the indemnified Party shall be entitled to recover the amount of such claim. If the indemnifying Party objects to such indemnification claim (by notifying the indemnified Party within 30 days (such notice, an “Objection Notice”) of receiving a Claim Notice), the Parties shall attempt to resolve such claim in good faith within 30 days of the date of the Objection Notice. If the Parties are unable to resolve such claim, the indemnified Party shall be free to pursue such remedies as may be available on the terms and subject to the provision of this Agreement. Section 6.5 Expenses. Except as otherwise expressly provided in this Agreement, each Party shall be liable for and pay all of its own costs and expenses (including attorneys’, accountants’ and investment bankers’ fees and other out-of-pocket expenses) in connection with the negotiation, documentation and execution of this Agreement and the agreements contemplated hereunder, the performance of such Party’s obligations hereunder and the consummation of the transactions contemplated hereby. Section 6.6 Further Assurance and Post-Closing Actions. (a) The Member, Cannabist and the Company shall execute and deliver such further instruments of conveyance and transfer and take such additional action as reasonably requested by Buyer to consummate, confirm or evidence the transactions contemplated hereby and carry out the purposes of this Agreement. (b) If any consent, approval, or authorization necessary to preserve any right or benefit under any Contract to which the Company is a party is not obtained prior to the Closing, Member and Cannabist shall, subsequent to the Closing, reasonably cooperate with Buyer and the Company in attempting to obtain such consent, approval or authorization as promptly thereafter as practicable. Section 6.7 Restrictive Covenants. (a) Confidentiality. (i) Cannabist and the Member covenants that each shall, and shall cause each of their respective Affiliates and representatives to, not disclose, directly or indirectly, and shall treat and hold as strictly confidential, all Confidential Information and, except as otherwise expressly permitted by this Agreement, refrain from using any Confidential Information (other than for the benefit of the Buyer Group as an employee or consultant thereof after the Closing Date). Upon the request of Buyer at any time after the date hereof, Cannabist and the Member shall deliver promptly to Buyer or destroy all tangible embodiments (and all copies) of the Confidential Information which are in Cannabist’s or such Member’s possession or under Cannabist’s or such Member’s control and provide confirmation thereof in writing. In the event that Cannabist or the Member or any of their respective Affiliates or representatives is requested or required by a Governmental Entity

40 1537088.14 to disclose any Confidential Information, Cannabist or such Member shall notify Buyer promptly of the request or requirement so that Buyer may seek an appropriate protective order or waive compliance with the provisions of this Section 6.7(a). If, in the absence of a protective order or the receipt of a waiver hereunder, Cannabist or such Member or any of their respective Affiliates or representatives is compelled to disclose any Confidential Information to any Governmental Entity, Cannabist or such Member, as applicable, may disclose the Confidential Information to the Governmental Entity; provided that Cannabist or such Member, as applicable, shall use their best efforts to obtain an order or other assurance that confidential treatment shall be accorded to such portion of the Confidential Information required to be disclosed. Notwithstanding the foregoing, for purposes of this Agreement, Confidential Information shall not include information which is or becomes generally available to the public other than as a result of a disclosure by Cannabist or the Member or any of their respective Affiliates or representatives in violation of this Agreement or any other confidentiality obligation to which any of them is bound. (ii) “Confidential Information” means all information of a confidential or proprietary nature (whether or not specifically labeled or identified as “confidential”), in any form or medium, that relates to the Company or the business, products, services, research and development, relationships, Intellectual Property and goodwill of the Buyer Group or its current or known prospective suppliers, distributors, customers, contractors, licensors, licensees, agents or other business relations related to the Company acquired by the Buyer Group pursuant to this Agreement (each, a “Business Relation”), including: (A) non-public internal business information (including historical and projected financial information and budgets and information relating to strategic and staffing plans and practices, business, training, marketing, promotional and sales plans and practices, cost, rate and pricing structures and accounting and business methods); (B) non-public requirements of and specific contractual arrangements with any Business Relation and their confidential information; (C) trade secrets, know-how, source code and methods of operation, techniques, formulae and systems relating to the Buyer Group’s products or services and data, data bases, analyses, records, reports, manuals, documentation and models and relating thereto; (D) inventions, innovations, improvements, developments and all similar or related information (whether or not patentable); (E) non-public corporate business structure and business units of the Buyer Group; (F) personnel records; (G) non- public acquisition plans, targets and strategies of the Buyer Group; and (H) notes, analyses, compilations, forecasts, data, studies, summaries, and other materials prepared by or for the Company that contain, are based upon, or otherwise reflect such information. (b) Non-Solicitation; Non-Competition. Cannabist and the Member covenants that during the period commencing on the Closing Date and ending on the eighteen-month anniversary of the Closing Date (the “Restricted Period”), Cannabist and such Member shall not, directly or indirectly (e.g., through any other Person, alone or as an equityholder, member, partner, officer, director, manager, investor, agent, independent contractor, consultant or employee of any Person), (i) (A) induce or attempt to induce any employee or independent contractor of the Buyer Group who is employed or engaged by the Buyer Group to leave the employ of the Buyer Group, or in any way interfere with the relationship between the Buyer Group and any employee or independent contractor thereof or (B) hire any employee or independent contractor that is or was, at any time within twelve (12) months of such proposed hiring, employed or engaged by the Buyer Group; (ii) solicit or induce or attempt to solicit or induce any Business Relation to cease or refrain from doing business with, or otherwise modify aversely the business done with, any member of the Buyer Group; (iii) in any way interfere with the relationship (or prospective relationship) between any Business Relation and the Buyer Group; or (iv) knowingly provide assistance, financing,

41 1537088.14 investment, services or support (including as a consultant, advisor, manager or lender) to any Person that engages in Competitive Activities in Virginia. For purposes of clause (iv), “Competitive Activities” means directly or indirectly owning, financing, operating, advising, consulting, managing or controlling any Person that is primarily engaged in the cultivation, manufacture, distribution, processing, marketing or retail sale of cannabis within the Commonwealth of Virginia; provided, that Competitive Activities shall not include (A) passive investments of less than two percent (2%) of any class of securities of a Person listed on a national securities exchange, (B) activities undertaken outside the Commonwealth of Virginia, or (C) activities undertaken pursuant to the Transition Services Agreement. Notwithstanding the foregoing, this Section 6.7(b) shall not prevent Cannabist or the Member from contact with any Person seeking employment or hire on their own initiative or through a general solicitation for employment or engagement that is available to the general public (through a newspaper, internet or other similar means) and that is not targeted in any way at the Buyer Group’s employees or service providers. (c) Non-Disparagement. Each Party covenants that it shall not (and shall direct its directors, officers, managers and senior management personnel not to), directly or indirectly (e.g., through any other Person, alone or as an equityholder, member, partner, officer, director, manager, investor, agent, independent contractor or employee of any Person), make any derogatory, defamatory or disparaging statement or communication regarding, or would otherwise reasonably be expected to be harmful to the reputation of, the other Parties or any of their respect products, services, policies, practices, operations, employees, officers, members, managers, partners, directors or Affiliates. (d) Remedies. The Member and Cannabist acknowledge and agree that money damages would not be an adequate remedy for any breach or threatened breach of the provisions of this Section 6.7 and that, in such event, Buyer, the Company, and their respective successors or assigns shall, in addition to any other rights and remedies existing in their favor, be entitled to specific performance, injunctive or other equitable relief from any court of competent jurisdiction in order to enforce or prevent any violations or threatened violations of the provisions of this Section 6.7 (including the extension of the Restricted Period by a period equal to the length of the court Proceedings necessary to stop such violation). Any injunction shall be available without the posting of any bond or other security and without having to demonstrate irreparable harm. In the event of an alleged or threatened breach or violation by Cannabist or the Member of any of the provisions of this Section 6.7, the Restricted Period will be tolled for Cannabist or such Member until such alleged or threatened breach or violation is resolved. (e) Acknowledgment. Cannabist and the Member acknowledges and agrees that (i) during the Restricted Period, the Buyer Group would be irreparably damaged if Cannabist or the Member were to engage in any business competing with the businesses of the Buyer Group in Virginia during the Restricted Period and that any such competition by Cannabist or the Member would result in a significant loss of goodwill by Buyer in respect of the Company for which money damages would be an insufficient remedy, (ii) the value of the Company’s trade secrets and other Confidential Information arises from the fact that such information is not generally known in the marketplace, (iii) the Company’s trade secrets and other Confidential Information will have continuing vitality throughout and beyond the Restricted Period, (iv) Cannabist and the Member has and will have such sufficient knowledge of the Company’s trade secrets and other Confidential Information that, if Cannabist or the Member were to compete with the Company during the Restricted Period, they would cause irreparable harm to the Buyer Group, (v) the covenants and agreements set forth in this Section 6.7 are an additional consideration of the agreements and covenants of Buyer hereunder and were a material inducement to Buyer to enter into this

42 1537088.14 Agreement and to perform their obligations hereunder, and that Buyer and its Affiliates would not obtain the benefit of the bargain set forth in this Agreement as specifically negotiated by the Parties if Cannabist or the Member breached the provisions set forth in this Section 6.7, (vi) the restrictions contained in this Section 6.7 are reasonable in all respects (including, with respect to subject matter, time period and geographical area) and are necessary to protect Buyer’s interest in, and the value of, the Equity and the Company (including, the goodwill inherent therein) and (vii) Cannabist and the Member are primarily responsible for the creation of such value. (f) Enforcement. If, at the time of enforcement of any of the provisions of this Section 6.7, a court determines that the restrictions stated herein are unreasonable under the circumstances then existing, then the maximum period, scope or geographical area reasonable under the circumstances shall be substituted for the stated period, scope or area and such court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope or geographical area permitted by Law. For the avoidance of doubt, the Buyer Group shall include the Company for purposes of this Section 6.7. Section 6.8 Release. (a) Effective upon the Closing, Cannabist and the Member (on behalf of their respective Affiliates, heirs, successors, assigns and executors) hereby irrevocably and unconditionally waive, release and discharge the Company and the other Buyer Indemnified Parties (and their respective past, present and future successors and assigns) from any and all Losses, liabilities, obligations claims, demands, actions, causes of action, Proceedings, damages, rights of recovery, rights of contribution, rights of indemnification, rights to advancement, costs and expenses to the Company Group, as applicable, of any kind or nature whatsoever, known or unknown, asserted or unasserted, suspected or unsuspected, absolute or contingent, at law or in equity, in contract, tort or otherwise, whether in such Person’s capacity as a Member hereunder, as an equityholder, director, manager, officer or employee of the Company or otherwise arising out of, relating to or resulting from any facts, conditions, transactions, events or circumstances occurring, existing or arising at or prior to the Closing, in each case, from or against the Company, the Equity or any rights or interests therein. Cannabist and the Member shall not seek to recover any amounts in connection therewith or thereunder from Buyer, the Company and/or any other Buyer Indemnified Party (and/or any of their successor or assigns); provided, that this Section 6.8 shall not affect the rights of Cannabist or the Member under this Agreement. Cannabist and the Member represents to Buyer that it has not assigned or transferred, or purported to assign or transfer, to any Person, all or any part of, or any interest in, any Proceeding against the Company and the other Buyer Indemnified Parties, and notwithstanding anything to the contrary in this Agreement, no such assignment or transfer shall be permitted and any purported assignment or transfer shall be legally ineffective. (b) Without limiting the foregoing, Cannabist and the Member shall not (and shall cause their respective Affiliates to not) make any claim (including under any certificate of incorporation, bylaws, limited liability company agreement, partnership agreement, insurance policy, indemnification agreement or otherwise) for indemnification against the Company, the other Buyer Indemnified Parties or any of their respective Affiliates by reason of the fact that Cannabist or such Member, as applicable, is or was an equityholder, director, manager, officer, employee or agent of the Company or any of its Affiliates or is or was serving at the request of the Company, the other Buyer Indemnified Parties or any of their respective Affiliates as a equityholder, member, partner, director, manager, officer, employee or agent of another entity with respect to any Proceeding brought by any Buyer Indemnified Party against Cannabist or such Member pursuant to or in connection with this Agreement or applicable Law, and Cannabist and

43 1537088.14 the Member hereby acknowledges and agrees that they shall not have any claim or right to contribution or indemnity from the Company with respect to any amounts paid by them pursuant to or in connection with this Agreement. (c) Effective upon the Closing, the Company (on behalf of its respective heirs, successors, assigns and executors) hereby irrevocably and unconditionally waives, releases and discharges Cannabist, the Member and the other Seller Indemnified Parties (and their respective past, present and future successors and assigns) from any and all Losses, liabilities, obligations, claims, demands, actions, causes of action, Proceedings, damages, rights of recovery, rights of contribution, rights of indemnification, rights to advancement, costs and expenses, of any kind or nature whatsoever, known or unknown, asserted or unasserted, suspected or unsuspected, absolute or contingent, at law or in equity, in contract, tort or otherwise, arising out of, relating to or resulting from any facts, conditions, transactions, events or circumstances occurring, existing or arising at or prior to the Closing. The Company shall not seek to recover any amounts in connection therewith or thereunder from Cannabist, the Member and/or any other Seller Indemnified Party (and/or any of their successors or assigns); provided, that this Section 6.8(c) shall not affect the rights of Buyer or the Company under this Agreement. The Company represents to Cannabist and the Member that it has not assigned or transferred, or purported to assign or transfer, to any Person, all or any part of, or any interest in, any Proceeding against Cannabist, the Member and the other Seller Indemnified Parties, and notwithstanding anything to the contrary in this Agreement, no such assignment or transfer shall be permitted and any purported assignment or transfer shall be legally ineffective. ARTICLE VII CONDITIONS TO CLOSING Section 7.1 Conditions to Obligations of All Parties. The obligations of each Party to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions: (a) other than with respect to the Federal Cannabis Laws, no Governmental Entity shall have enacted, issued, promulgated, enforced, or entered any Order which is in effect and has the effect of making the transactions contemplated hereby illegal, otherwise restraining or prohibiting consummation of the transactions contemplated hereby, or causing any of the transactions contemplated hereby to be rescinded following completion thereof; and (b) no injunction or restraining order shall have been issued by any Governmental Entity, and in effect, which restrains or prohibits the transactions contemplated hereby. Section 7.2 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions: (a) the Fundamental Representations shall be true and correct in all material respects as of the Closing Date as though such representations and warranties had been made on and as of the Closing Date (except that any such representations and warranties that are made as of a specified date shall be true and correct only as of such date). (b) the representations and warranties set forth in Article III (other than the Fundamental Representations) shall be true and correct as of the Closing Date as though such representations and warranties had been made on and as of the Closing Date (except that any such

44 1537088.14 representations and warranties that are made as of a specified date shall be true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct has not had, and would not, individually or in the aggregate, reasonably be expected to have, a Material Adverse Effect. (c) the Company, the Member and Cannabist shall have duly performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement and the agreements contemplated hereby to be performed or complied with by him, her or it prior to or on the Closing Date. (d) the Company shall have delivered (or caused to be delivered) each of the closing deliverables set forth in Section 2.5(b); (e) there shall not have occurred a Material Adverse Effect nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, would reasonably be expected to result in a Material Adverse Effect; (f) the Company shall have delivered to Buyer a copy of approval(s) from the Virginia Cannabis Control Authority Board of Directors and any other applicable Governmental Entity, for the transactions contemplated hereby and the transfer of ownership of the Company and the Marijuana Permits, which approval(s) shall, as determined by Buyer in its reasonable discretion, be free of any uncured regulatory violations (the “Virginia Transaction Approval”); and (g) the Company shall have delivered a tax clearance certificate from the State of Virginia as of a recent date (but not more than ten days) prior to the Closing Date. Section 7.3 Conditions to Obligations of the Company, Cannabist and the Member. The obligations of the Company, Cannabist and the Member to consummate the transactions contemplated hereby shall be subject to the fulfillment or Cannabist’s waiver, at or prior to the Closing, of each of the following conditions: (a) the representations and warranties set forth in Article IV shall be true and correct in all material respects as of the Closing Date as though such representations and warranties had been made on and as of the Closing Date (except that any such representations and warranties that are made as of a specified date shall be true and correct only as of such date); (b) Buyer shall have duly performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement and the agreements contemplated hereby to be performed or complied with by them prior to or on the Closing Date; and (c) Buyer (or its Affiliates) shall have delivered each of the closing deliverables set forth in Section 2.5(c). ARTICLE VIII TERMINATION Section 8.1 Termination. This Agreement may be terminated at any time prior to the Closing:

45 1537088.14 (a) By the mutual written consent of Cannabist and Buyer; (b) By Buyer upon written notice to Cannabist if: (i) Buyer is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or agreement made by the Company, the Member or Cannabist pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VII and such breach, inaccuracy, or failure has not been cured by the Company, the Member or Cannabist within 15 calendar days of Cannabist’s receipt of written notice of such breach from Buyer; (ii) any Law is enacted, or any non-appealable Order is issued by a Governmental Authority which would prevent Buyer from operating all or a substantial portion of the VA Locations and/or the Cultivation Facility, or a Proceeding is initiated, the result of which, if adjudicated against Buyer, would be to prevent Buyer from operating all or a substantial portion of the VA Locations and/or Cultivation Facility; (iii) if, by the first calendar day following the expiration of the Go-Shop Period, Noteholders holding the requisite amount of principal amount of Notes have not consented to the Company’s consummation of the transactions contemplated by this Agreement (as may be hereafter amended from time to time in accordance with this Agreement); or (iv) if (A) each of the conditions to Closing set forth in Article 7 (other than those to take place on the Closing Date), have been satisfied to the applicable party’s reasonable satisfaction or waived by the applicable party other than the delivery of the evidence of required consents as contemplated by Section 2.5(b)(ii) and the Lien Releases contemplated by Section 2.5(b)(iii), (B) Buyer provides notice to Cannabist that it stands ready, willing and able to close, subject to the delivery of such consents and Lien Releases and (C) such consents and Lien Releases are not received by Buyer within five (5) Business Days of Cannabist’s receipt of such notice. (c) By Cannabist upon written notice to Buyer if: (i) the Company, Cannabist and the Member are not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VII and such breach, inaccuracy, or failure has not been cured by Buyer within 15 calendar days of Buyer’s receipt of written notice of such breach from Cannabist; (ii) any of the conditions set forth in Section 7.1 or Section 7.3 shall not have been, or if it becomes apparent that any of such conditions cannot be, fulfilled by the Outside Date, unless such failure shall be due to the failure of Cannabist, the Member or the Company to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or (iii) prior to the expiration of the Go-Shop Period, the Company or any member of the Company Group enters into a definitive agreement with respect to an Acquisition Proposal.

46 1537088.14 (d) By either party, upon written notice to the other party: (i) if, after the date of this Agreement, any Law is enacted, becomes effective or is enforced, or a final, non-appealable Order is issued by a Governmental Entity of competent jurisdiction, that permanently prevents or restrains the Closing; provided, that the right to terminate under this Section 8.1(d) shall not be available to any party whose breach of this Agreement was a material cause of such Law or Order; or (ii) any of the conditions set forth in Section 7.1 or Section 7.2 shall not have been fulfilled or waived in writing, or if it becomes apparent that any of such conditions cannot be fulfilled, by February 27, 2026 (the “Outside Date”), unless such failure shall be due to the failure of the terminating Party to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing (it being understood that a final rejection by the Virginia Cannabis Control Authority without a right of appeal shall constitute a failure of such condition to be fulfilled). Section 8.2 Effect of Termination. (a) In the event of the termination of this Agreement in accordance with this Article VIII, this Agreement shall forthwith become void and there shall be no liability on the part of any Party except: (i) as set forth in Section 5.2(b), Section 5.5(c), this Article VIII and Article IX (which provisions shall survive such termination); (ii) in the event of termination by Buyer pursuant to Section 8.1(b)(iii), the Buyer and Cannabist shall instruct the Escrow Agent to release the Escrow Amount to Buyer (or Cannabist shall pay the Escrow Amount directly if the Escrow Amount has not yet then been deposited with the Escrow Agent) promptly, and in no event later than two (2) Business Days, following such termination (the “Break-Up Fee”); (iii) in the event of termination by the Company pursuant to Section 8.1(c)(iii), Buyer and Cannabist shall instruct the Escrow Agent to deliver the Break‑Up Fee (or Cannabist shall pay the Break-Up Fee directly if the Escrow Amount has not yet then been deposited with the Escrow Agent) promptly, and in no event later than two (2) Business Days, following such termination; and (iv) that nothing herein shall relieve any Party from liability for any (i) fraud, intentional misrepresentation, willful misconduct, or willful breach of any provision of this Agreement, or (ii) breach of this Agreement prior to its termination. (b)  Each party acknowledges that the agreements contained in Sections 8.2(a)(ii) and 8.2(a)(iii) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, no party would have entered into this Agreement. (c) Notwithstanding anything to the contrary herein (but subject to the foregoing sentence and Section 9.9), the Parties acknowledge and agree that the Break-Up Fee, if and when payable, shall constitute liquidated damages and not a penalty, and if this Agreement is terminated pursuant to Sections 8.1(b)(iii), 8.1(b)(iv) or 8.1(c)(iii), the Break-Up Fee shall be the sole and exclusive remedy of Buyer against the Company Group and its Representatives with respect to (i) any loss or damage suffered by Buyer or any of its Affiliates as a result of the failure of the

47 1537088.14 transactions contemplated by this Agreement to be consummated, or (ii) for a breach of, or failure to perform under, this Agreement or any certificate or other document delivered in connection herewith or therewith, and Buyer hereby waives any and all claims other than to the Break-Up Fee. Upon payment of such Break-Up Fee, (x) none of the Company Group or any of its Representatives shall have any further liability or obligation and (y) Buyer and its Affiliates shall not be entitled to bring or maintain any (and shall dismiss any pending) claim, suit, cause of action or other Proceeding, in each case, under, relating to or arising out of this Agreement, any other agreement, term sheet or other binding obligation relating to the transactions contemplated by this Agreement, or any certificate or other document delivered in connection herewith or otherwise or any transactions contemplated hereby or thereby. ARTICLE IX MISCELLANEOUS Section 9.1 Amendment and Waiver. No amendment, modification or supplement of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Buyer, the Member and Cannabist. No waiver of any provision or condition of this Agreement shall be valid unless the same shall be in writing and signed by or on behalf of the Party against which such waiver is to be enforced. No waiver by any Party of any default, breach of representation or warranty or breach of covenant hereunder, whether intentional or not, shall be deemed to extend to any other, prior or subsequent default or breach or affect in any way any rights arising by virtue of any other, prior or subsequent such occurrence. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Section 9.2 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or sent by email (with hard copy to follow) or the next Business Day when sent by reputable overnight express courier (charges prepaid) to the addresses indicated below (unless another address is specified in writing): Notices to the Company, Member or Cannabist: c/o The Cannabist Company Holdings Inc. 321 Billerica Road Chelmsford, MA 01824 Attn: Jonathan Gothorpe Email: jonathan.gothorpe@cannabistcompany.com with a copy (which will not constitute notice) to: Foley Hoag LLP 155 Seaport Boulevard Boston, MA 02210 Attn: Erica Rice Email: erice@foleyhoag.com

48 1537088.14 Notices to Buyer: c/o Curaleaf, Inc. 290 Harbor Drive, 5th Floor Stamford, CT 06902 Attn: Legal Department Email: legal@curaleaf.com with a copy (which will not constitute notice) to: Gesmer Updegrove LLP 40 Broad Street Boston, MA 02108 Attn: Sarah Richmond Email: sarah.richmond@gesmer.com Section 9.3 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated (including by operation of Law) by the Company, Cannabist or the Member without the prior written consent of Buyer or by Buyer without the prior written consent of Cannabist; provided, that Buyer may, without the consent of any Person, assign in whole or in part its rights and obligations pursuant to this Agreement to (a) one or more of their Affiliates, (b) any purchaser of all or substantially all of Buyer, whether by merger, asset purchase, equity purchase or otherwise and (c) any of their financing sources as collateral security. Notwithstanding the foregoing, each of Cannabist and the Member may, without the consent of Buyer, assign, pledge or grant a security interest in, all or any portion of its right to payment of the Purchase Price or the Delayed Payment and any rights hereunder that are ancillary to that right (including any right to enforce payment and to give payment instructions) to any of (i) an escrow agent, trustee, or similar Person, in each case, who has been assigned such rights for the benefit of the Noteholders, (ii) any Noteholder or (iii) any purchaser of all or substantially all of the business of Cannabist or Member. Upon receipt of written notice of any such assignment from Cannabist or the Member, Buyer shall make the Delayed Payment in accordance with the most recent payment instructions provided, in writing, by such assignee. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of each Party and each Party’s successors and permitted assigns. Section 9.4 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by or invalid, illegal or unenforceable under applicable Law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. Section 9.5 Interpretation. The headings and captions used in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any Schedule or Exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement. As used herein: (a) the use of the word “including” shall mean “including without limitation;” (b) the word "or" is not

49 1537088.14 exclusive; (c) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole; and (d) references herein: (i) to Articles, Sections, Disclosure Schedules and Exhibits mean the Articles and Sections of, and Disclosure Schedules and Exhibits attached to, this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. Except where otherwise expressly provided, all amounts in this Agreement are stated and shall be paid in United States currency. The Parties and their respective counsel have reviewed, negotiated and adopted this Agreement as the joint agreement and understanding of the Parties, and the language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Person. This Agreement embodies the justifiable expectations of sophisticated parties derived from arm’s-length negotiations and no Person has any special relationship with another Person that would justify any expectation beyond that of an ordinary buyer and an ordinary seller in an arm’s-length transaction. Section 9.6 Entire Agreement. All Schedules attached hereto or referred to herein and the recitals to this Agreement are each hereby incorporated in and made a part of this Agreement. This Agreement and the agreements and documents referred to herein contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way (including the letter of intent, as may be amended from time to time, with respect to the transactions contemplated hereby), provided, that the covenants contained in Section 6.7 shall not supersede any covenants contained in any other agreement between Cannabist or a Member and any of the Buyer Group, but instead shall coexist with, and be enforceable independent of, any such similar covenants. Section 9.7 Counterparts; Electronic Delivery. This Agreement and agreements, certificates, instruments and documents entered into in connection herewith may be executed and delivered in one or more counterparts and by email, each of which shall be deemed an original and all of which shall be considered one and the same agreement. No Party shall raise the use of email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of email as a defense to the formation or enforceability of a Contract and each Party forever waives any such defense. Section 9.8 Governing law; Waiver of Jury Trial; Arbitration. The Law of the state of Delaware shall govern (a) all claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability of this Agreement, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice-of-law or conflict-of-law rules or provisions (whether of the state of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the state of Delaware. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES HEREUNDER. Subject to Section 9.9 below, and except for the dispute resolution provisions set forth in Section 2.4 (Post-Closing Adjustments), the Parties agree to submit any dispute regarding, arising out of, or based upon this Agreement, the agreements contemplated hereby, or the transactions contemplated hereby, including,

50 1537088.14 without limitation, the interpretation, validity, performance, or breach thereof (each, a “Dispute”) to the American Arbitration Association (“AAA”) for resolution exclusively by final and binding arbitration. The Parties further agree that the Commercial Arbitration Rules in effect at the time the dispute is submitted to the AAA shall govern the Dispute and that a single arbitrator (“Arbitrator”) shall be appointed to resolve the Dispute. The Parties further agree to evenly split all costs associated with, or charged by, the AAA, subject to reallocation by the Arbitrator at the conclusion of the dispute. The place of the arbitration shall be Wilmington, Delaware, except that hearings may be held in such other locations or by videoconference in whole or in part as the Parties may agree or the Arbitrator may order. The prevailing Party shall be entitled to recover all costs, expenses, and attorneys’ fees reasonably incurred in the successful prosecution or defense of any claim. Without derogation of the obligation to arbitrate, any judicial proceedings in respect of a Dispute shall be conducted exclusively in the state or federal courts sitting in or for New Castle County, Delaware, except that a Party may file, and enforce, any judgment thereof or any award issued by the Arbitrator in any court of competent jurisdiction. By entering into this Agreement, and subject to Section 9.9 below, the Parties knowingly and voluntarily waive their right to submit any dispute to the federal or state courts of any jurisdiction. The right and obligation to arbitrate under this Section 9.8 shall extend to any claim by or against an officer, director, shareholder, manager, member, affiliate, agent, or employee of a Party. Except as necessary to confirm or vacate any award, the fact of and evidence in the arbitration shall be strictly confidential, unless otherwise known to the disclosing Party without obligation of confidentiality or in the public domain without fault of the disclosing Party. Section 9.9 Specific Performance. Each Party acknowledges and affirms that in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, money damages would be inadequate (and therefore the non-breaching Party would have no adequate remedy at law) and the non-breaching Party would be irreparably damaged. Accordingly, each Party agrees that each other Party shall be entitled to specific performance, an injunction or other equitable relief (without posting of bond or other security or needing to prove irreparable harm) to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any Proceeding instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 9.8), in addition to any other remedy to which such Person may be entitled, at law or in equity. Section 9.10 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their permitted assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the Parties and such permitted assigns, any legal or equitable rights hereunder (other than in respect of Buyer Indemnified Parties and Seller Indemnified Parties who are express third-party beneficiaries hereunder and entitled to enforce certain obligations hereunder). Section 9.11 Disclosure Schedules. Except as otherwise provided in the Disclosure Schedules, all capitalized terms used therein shall have the meanings assigned to them in this Agreement. The Disclosure Schedules are arranged in sections corresponding to the sections contained in this Agreement merely for convenience, and the disclosure of an item in one section of the Disclosure Schedules as an exception to a particular covenant, agreement, representation or warranty will be deemed adequately disclosed as an exception with respect to all other covenants, agreements, representations and warranties to the extent that the relevance of such item to such other covenants, agreements, representations or warranties is reasonably apparent on its face without independent knowledge of the reader by the presence of an appropriate cross-reference thereto or other appropriate means. Section 9.12 Excluded Claims. While certain states in the United States have adopted Laws that authorize certain activities with relation to cannabis and marijuana, 21 USC §841(A)(I) of the United States Federal Controlled Substances Act 21 USC §811 (“CSA”) continues to make the manufacture, distribution, or possession with intent to distribute cannabis illegal under United States Federal Law. The United States

51 1537088.14 Federal Government regulates cannabis possession and use through the CSA, which classifies marijuana as a Schedule I controlled substance. United States Federal Law prohibits physicians from dispensing a Schedule I controlled substance, including marijuana, by prescription. The CSA makes it a crime, amongst other things, to possess and use marijuana even for medical reasons. The United States Supreme Court recognized the authority of the United States Federal Government to prohibit marijuana for all purposes even medical ones, despite valid state Laws authorizing the medical use of marijuana. Therefore, even though these certain states authorize the cultivation, distribution, and sale of medical marijuana, this in no way impairs the ability of the United States Federal Government to seek civil and criminal sanctions against any individual or entity that, in any manner contemplated by the CSA, participates in a state legalized marijuana business. Any asserted claim or demand, arising specifically related to any United States Federal Law relating specifically and only to marijuana in any fashion, whether by cultivation, production, distribution, sale or otherwise, by any Person, whether based on contract, tort, implied or express warranty, strict liability criminal or civil statute, ordinance or regulation, common Law or otherwise, relating to or arising out of any of the foregoing matters or issues, including without limitation any enforcement of United States Federal Laws or statutes (and any related administrative rules or regulations), whether now or hereinafter existing, to the extent not consistent with applicable state Laws, is referred herein as an “Excluded Federal Claim”. The foregoing means that each of the Parties could be subject to civil forfeiture of assets or could face criminal penalties. Additionally, the foregoing means that all of the representations and warranties made herein with respect to compliance with any Law are specifically qualified and limited by the fundamental nature of the Parties’ business which is not in compliance with Federal Cannabis Laws and, for the avoidance of doubt, no Proceeding may be brought by any Party arising in connection with an Excluded Federal Claim. * * * * *

[Signature Page to the Equity Purchase Agreement] 1537088.14 Each of the undersigned has caused this Equity Purchase Agreement to be duly executed as of the date first above written. MEMBER: GREEN LEAF MEDICAL, LLC By: /s/ David Hart_____________________________ Name: David Hart Title: President CANNABIST: THE CANNABIST COMPANY HOLDINGS INC. By: /s/ David Hart_____________________________ Name: David Hart Title: CEO COMPANY: GREEN LEAF MEDICAL OF VIRGINIA, LLC By: /s/ David Hart_____________________________ Name: David Hart Title: President

[Signature Page to the Equity Purchase Agreement] BUYER: CURALEAF, INC. By: By: /s/ Boris Jordan______________________ Name: Boris Jordan Title: CEO

EXHIBIT A Accounting Methodologies and Guidelines See attached.

EXHIBIT B Form of Promissory Note See attached.

EXHIBIT C Form of Transition Services Agreement See attached.